UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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MEDGENICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEDGENICS, INC.

555 California Street, Suite 365

San Francisco, California 94104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 3, 2012

TO THE STOCKHOLDERS:

Notice is hereby given that the 2012 annual meeting of stockholders of Medgenics, Inc. will be held on Tuesday, April 3, 2012 at 10:00 a.m. local time at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, United States for the following purposes as more fully described in the accompanying proxy statement:

1.	To elect seven (7) persons to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To approve the amendment and restatement of the Medgenics, Inc. Stock Incentive Plan to, among other things, increase the number of shares reserved for issuance thereunder and extend the term of the plan;

3.	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

4.	To transact such other proper business as may come before the meeting and any adjournment or postponement of the meeting.

Stockholders of record at the close of business on March 2, 2012 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal executive offices at 555 California Street, Suite 365, San Francisco, California, United States.

Phyllis K. Bellin

Corporate Secretary

San Francisco, California

March 9, 2012

IMPORTANT: Please vote your shares to assure that your shares are represented at the meeting. You may vote in any of the ways described on the proxy card included in the accompanying materials. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important notice regarding the availability of proxy materials for the

Annual Meeting of Stockholders to be held on April 3, 2012

Our Proxy Statement and Annual Report to Stockholders are available at

http://www.medgenics.com

MEDGENICS, INC.

555 California Street, Suite 365

San Francisco, California 94104

PROXY STATEMENT

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about March 9, 2012 and are furnished in connection with the solicitation of proxies by the Board of Directors of Medgenics, Inc. for use at the annual meeting of stockholders of Medgenics to be held on Tuesday, April 3, 2012 at 10:00 a.m. local time at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, United States, and at any adjournments or postponements thereof. The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are also available on the Internet at http://www.medgenics.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the meeting?

If our records show that you were a holder of our common stock at the close of business on March 2, 2012, which is referred to in this proxy statement as the “record date,” you are entitled to receive notice of the meeting and to vote the shares of common stock that you held on the record date even if you sell such shares after the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon. Stockholders do not have the right to cumulate votes in the election of directors. Unexercised warrants and options do not entitle their holders to vote at the meeting.

What is the purpose of the meeting?

At the annual meeting, you will be asked:

•	to vote upon the election of seven directors;

•	to approve an amendment and restatement of our Stock Incentive Plan increasing the number of shares of our common stock available under the plan from 1,728,571 shares to 2,478,571 shares and making certain other changes to the Stock Incentive Plan as described herein;

•	to ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

•	to transact such other proper business as may come before the meeting and any adjournments or postponements thereof.

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What constitutes a quorum?

The presence, in person or by proxy, of holders of record of at least one third of the votes represented by our issued and outstanding stock entitled to vote at this meeting is necessary to constitute a quorum for the transaction of business at the meeting. As of the record date, there were 9,757,725 shares of common stock outstanding and entitled to vote at the meeting. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

What vote is needed to approve each proposal?

Assuming a quorum is present, directors will be elected by a plurality of all of the votes cast at the meeting. Furthermore, assuming a quorum is present, the approval of the amendment and restatement of our Stock Incentive Plan and the ratification of the appointment of our independent registered public accounting firm requires the approval of a majority of the votes cast at the meeting. Any other matters properly presented at the meeting for stockholder approval will also require the approval of a majority of the votes cast at the meeting, unless more than a majority of the votes cast is required to approve such other matters under Delaware law. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions do not constitute a vote “for” or “against,” will not be counted as “votes cast” and will have no effect on proposals brought before the meeting. Therefore, abstentions will have no effect on any of the proposals, assuming a quorum is present. Broker “non-votes,” or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such broker or nominee does not have discretionary voting power, such as the election of directors and the approval of the amendment and restatement of our Stock Incentive Plan (as discussed further below), will be treated in the same manner as abstentions for purposes of the annual meeting. None of the proposals, if approved, entitle stockholders to appraisal rights under Delaware law or our charter.

Can I revoke my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it by:

•	filing a written notice revoking the proxy with our Corporate Secretary at our address;

•	properly signing and forwarding to us at our address a proxy with a later date; or

•	appearing in person and voting by ballot at the meeting.

If you wish to revoke your proxy by filing a written notice with our Corporate Secretary, we must receive your written notice no later than 72 hours before the beginning of the annual meeting. If you attend the meeting, you may vote in person whether or not you have previously given a proxy, but your presence (without further action) at the meeting will not constitute revocation of a previously given proxy. If you hold your shares through a bank, broker or other nominee holder, only they can revoke your proxy on your behalf.

How do I vote?

Voting in Person at the Meeting. If you are a registered stockholder and attend the annual meeting, you may vote in person at the meeting. If your shares of common stock are held in “street” name or by a nominee and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” or letter of representation from the broker, bank or other nominee that holds your shares of common stock of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock in your own name as a holder of record with our transfer agent, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock in one of the following ways:

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•	By Mail. If you would like to authorize a proxy to vote your shares by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

•	By Internet. You may also have the option to authorize a proxy to vote your shares by the Internet. If this option is available to you, the website for Internet proxy authorization will be printed on your proxy card. Internet proxy authorization is available 24 hours each day until 12:00 a.m., Eastern Time, on April 3, 2012. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Voting by Proxy for Shares Registered in “Street” or Nominee Name. If your shares of common stock are held in “street” name or by a nominee, you must follow the voting instructions provided to you by your broker, bank or other nominee holder in order to have your shares of common stock voted on all items. Only your broker, bank or other nominee holder can vote your shares. Without your instructions, your broker is permitted to use its own discretion and vote your shares on certain routine matters (such as the ratification of our independent registered public accounting firm) but is not permitted to use discretion and vote your shares on non-routine matters (such as the election of directors or the approval of the amendment and restatement of the Stock Incentive Plan).

Voting by Proxy for Shares Represented by Depository Interests. If you hold interests in shares of common stock through depository interests in CREST outside of the United States, you may instruct Capita IRG Trustees Limited how to vote your interests in one of the following ways:

•	By Mail. If you would like to authorize Capita IRG Trustees Limited to vote your interests by mail, then please mark, sign and date the enclosed form of direction and return it promptly in the postage-paid envelope provided.

•	Electronic Voting. Depository interests may also be voted through the CREST Proxy Voting Service in accordance with the procedures set out in the CREST manual. IF YOU AUTHORIZE A PROXY VIA THE CREST PROXY VOTING SERVICE, YOU DO NOT NEED TO RETURN YOUR FORM OF DIRECTION.

Please see the enclosed proxy card or form of direction for further instructions on how to submit your vote.

How is my vote counted?

If you properly execute a proxy in the accompanying form, and we receive it prior to voting at the meeting, or if you authorize your proxy to vote your shares electronically through the Internet, the shares of stock that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted “for” the election of the nominees for directors listed in Proposal 1, “for” approval of the amendment and restatement of our Stock Incentive Plan described in Proposal 2, “for” ratification of our Audit Committee’s selection of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the fiscal year ending December 31, 2012, and as recommended by our Board of Directors with regard to all other matters in its discretion.

What happens if additional matters are presented at the annual meeting?

Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees proposed in this proxy statement to serve on our Board of Directors is unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

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How are proxies solicited and who paid for this proxy solicitation?

Solicitation of proxies will be primarily by mail. However, our directors and officers also may solicit proxies by email, telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by us. Arrangements may be made with brokering houses and other custodians, nominees and fiduciaries to forward soliciting materials, at our expense, to the beneficial owners of shares held of record by such persons.

What are the requirements for presenting stockholder proposals and director nominations?

Any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2013 must be received by our Corporate Secretary at our principal executive offices at Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104, by November 9, 2012, unless the date of our 2013 annual meeting is more than 30 days before or after the one-year anniversary date of our 2012 annual meeting. In addition, our bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to our Corporate Secretary at our principal executive offices at the address listed above. To be timely, notice satisfying the requirements of our bylaws must be delivered not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting (or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the notice must be delivered no earlier than 150 days prior to the date of such annual meeting nor after the later of 120 days prior to such annual meeting or 10 days following the date such meeting is first publicly announced). Accordingly, unless the date of our 2013 annual meeting is more than 30 days before or after the one-year anniversary date of our 2012 annual meeting, we must receive notice of any proposals for consideration at the 2013 annual meeting of stockholders no earlier than October 10, 2012 and no later than November 9, 2012. In addition, the form of proxy that our Board of Directors will solicit in connection with our 2013 annual meeting of stockholders will confer discretionary authority to vote on any proposal received after November 9, 2012.

If the date of our 2013 annual meeting is more than 30 days before or after the one-year anniversary date of our 2012 annual meeting, we will disclose the new deadlines under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders.

Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, if applicable, and any applicable requirements of our bylaws and Delaware law. For additional information on how stockholders can recommend candidates to our Board of Directors, see “Board Committees – Nominating and Corporate Governance Committee – Process for Recommending Candidates to our Board of Directors” below.

What other information should I review before voting?

For your review, our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which includes financial statements for the fiscal year ended December 31, 2011, is being mailed to you concurrently with the mailing of this proxy statement. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, however, is not part of the proxy solicitation material. You may also obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 on our website at http://www.medgenics.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission, which we sometimes refer to as the SEC.

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PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

At the annual meeting, all seven of our directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Following the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated all current directors for re-election at the annual meeting. In making its recommendations, the Nominating and Corporate Governance Committee considered a number of factors, including its criteria for Board membership, which included the minimum qualifications that must be possessed by a director candidate in order to be nominated for a position on our Board. Our Board of Directors anticipates that, if elected, the nominees will serve as directors. However, if any person nominated by our Board of Directors is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person as our Board of Directors may recommend.

Vote Required

Assuming a quorum is present, directors will be elected by a plurality of the votes cast at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as “yes” votes; votes that are withheld from the nominees will not be voted with respect to the director or directors indicated, but they will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to the election of directors.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 1. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

Information Regarding the Nominees and Executive Officers

The following biographical descriptions set forth certain information with respect to the nominees for election as directors at the annual meeting, all of whom currently serve as our directors, and the executive officers who are not directors, based on information furnished to us by each nominee and executive officer as of February 2012. Each executive officer is elected annually by our Board of Directors at the first meeting after each annual meeting of stockholders and holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Eugene Andrew Bauer, M.D., Executive Chairman of the Board of Directors

Dr. Bauer, 69, has been a member of Medgenics’ Board since March 2001 and has been our Chairman of the Board since July 2005. In October 2010, Dr. Bauer assumed the role of Executive Chairman of the Board. He is a Lucy Becker Emeritus Professor in the School of Medicine at Stanford University. Dr. Bauer served as dean of the Stanford University School of Medicine from 1995 – 2001 and as chair of the Department of Dermatology at the Stanford University School of Medicine from 1988 – 1995. He is currently chairman of the Board of Directors of Vyteris, Inc., a public company and the maker of the first U.S. Food and Drug Administration (FDA)-approved ready-to-use drug delivery patch. He also serves as a director of a number of other life science and development stage biopharmaceutical companies and medical services companies, including privately held Dr. Tattoff, Inc. He was a co-founder and emeritus member of the Board of Directors of Connetics Corporation, a publicly traded, dermatology-focused therapeutics company which was acquired by Steifel Laboratories and sold to GlaxoSmithKline, Inc. He also served as a director of Protalex, Inc., Peplin Biotech, Ltd., PetDRx, Inc. and Modigene Inc., a life sciences company that is developing technology to lengthen the life of various proteins, including erythropoietin (EPO) and interferon alpha (IFN-α). Dr. Bauer was a U.S. National Institute of Health (NIH)-funded investigator for 25 years and has served on review groups for the NIH. Dr. Bauer has been elected to several societies including the Institute of Medicine of the National Academy of Sciences. He received an M.D. from Northwestern University.

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Dr. Bauer’s extensive experience managing biopharmaceutical and life science companies, together with his vast medical background, makes him particularly well-suited to be our Chairman.

Andrew Leonard Pearlman, Ph.D., Chief Executive Officer, President and Director

Dr. Pearlman, 61, was appointed to our Board on February 1, 2000 and is the founder and CEO of Medgenics. Dr. Pearlman has over 25 years’ experience founding and managing biotechnology and medical device companies, as well as inventing and developing biomedical technology. Prior to founding our company, Dr. Pearlman founded and served as CEO and chief scientist for TransScan Research & Development Co., Limited, under whose leadership the company’s product, the T-scan 2000 breast impedance scanner, was the first new medical imaging method for cancer detection to receive FDA pre-market approval in over 20 years. He has also founded or co-founded several other companies in the fields of diagnosis and patient monitoring. Dr. Pearlman holds a Ph.D. in biophysics from the University of California, Berkley, where he completed his doctoral thesis under Nobel Laureates — Professors Melvin Calvin and Donald Glaser.

As the founder of our company, Dr. Pearlman has the greatest history and familiarity with our technology. We believe this history, combined with his experience inventing and developing biomedical technology, makes him uniquely qualified to serve as a member of our Board.

Joel Stephen Kanter, Director

Mr. Kanter, 55, has been a member of our Board since August 2000. Since 1986 he has served as president of Windy City, Inc., a privately held investment company specializing in early stage venture capital. Mr. Kanter serves on the Board of Directors of several public companies, including Magna-Lab Inc., formerly involved in the development of a cardiac MRI device; Vyteris, Inc., a drug delivery company that manufactures the first FDA approved ready-to-use drug delivery patch; WaferGen Bio-systems, Inc., which develops, manufactures and sells systems for gene expression and genotyping; and Dr. Tattoff, Inc., which is seeking to become the first national chain of clinics run by dermatologists to offer professionally supervised laser tattoo removal. Mr. Kanter is also on the board of a number of private concerns involved in the medical and pharmaceutical arenas, including 20/20 GeneSystems, Inc., which is developing early detection diagnostic systems that are designed to detect lung and kidney cancer at much earlier stages than are presently possible; First Wave Technologies, providing business expertise to seed stage companies and projects; and Prescient Medical, Inc., a cardiology products company that has developed a methodology for identifying and treating vulnerable plaque. He is a trustee and past president of the board of trustees of The Langley School in McLean, Virginia, and a trustee of Union Institute & University. Mr. Kanter is also the current board chair of the Black Student Fund and a vice-chair of the Kennedy Center’s National Committee on the Performing Arts. Mr. Kanter received a Bachelor of Arts in Political Science and a Bachelor of Science in Psychology from Tulane University.

Mr. Kanter has been involved with our company since its inception and has broad experience with other companies in the life sciences and biotechnology industries as an investor and director. We believe this highly qualifies him as a member of our Board.

Gary Allan Brukardt, Director

Mr. Brukardt, 66, has over 30 years of experience in the healthcare industry and was appointed to our Board in September 2006. He was a founder of Specialty Care Services Group LLC, and currently serves as its chairman and chief executive officer. He is also a member of the Board of Directors of MediSync Bioservices. From 1991 to 1996, he was executive vice president of Baptist Health Care Affiliates, a company that provides occupational medical centers/programs, urgent care, home healthcare, managed care, corporate health services, management of hospitals and hospital joint ventures and an ambulatory surgery center. During the same period, Mr. Brukardt was chairman of HealthNet Management, Inc., a managed care services company. From 1996 to 2003, he was executive vice president and chief operating officer of Renal Care Group, after which time he served as its president and chief executive officer. Mr. Brukardt led Renal Care Group’s $3.5 billion acquisition by Fresenius Medical Care in March 2006, which resulted in the creation of the world’s largest integrated provider of dialysis services. After the close of the transaction, Mr. Brukardt held the position of vice chairman, Fresenius North America and chief executive officer, Global Disease Management/Ambulatory Services until September 2006. Mr. Brukardt received a Bachelor of Arts from the University of Wisconsin at Oshkosh and his MBA in International Management from Thunderbird School of Global Management.

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We believe that Mr. Brukardt’s extensive business experience at healthcare companies, particularly those dealing with renal disease, is a vital asset to our Board and highly qualifies him as a member of our Board.

Stephen Devon McMurray, M.D., Director

Dr. McMurray, 64, was appointed to our Board in December 2005. Dr. McMurray is Vice President, Clinical Integrated Care Management Services for Village Health, a subsidiary of Davita Inc. Dr. McMurray was one of the founders of Renal Care Group, Inc., a company that provided chronic dialysis services. He served on the Board of Renal Care Group until its $3.5 billion acquisition by Fresenius in March 2006. He is a past member of the Renal Physicians Association Board and has authored a myriad of articles on renal-related topics published in professional medical journals. Dr. McMurray is active in developing processes to improve patient care and outcomes. Dr. McMurray served as the medical director of the Fresenius Medical Care Health Plan from May 2006 to July 2010 and as Medical Director of Integrated Care for Fresenius Medical Care —  North America from March 2006 to July 2010. Dr. McMurray received an M.D. from Indiana University Medical School in 1972, followed by medicine residency and nephrology fellowship at Indiana University Medical Center.

We believe that Dr. McMurray’s business experience and expertise as a medical doctor in the renal treatment arena, which is the focus of one of our primary product candidates, adds significant value to our Board.

Alastair Clemow, Ph.D., Director

Dr. Clemow, 60, was appointed to our Board in August 2010. Dr. Clemow serves as President and Chief Executive Officer of Regentis Biomaterials, a private company developing an innovative material for cartilage repair. Previously he held the position of President & Chief Executive Officer in a number of companies that he helped found including Nexgen Spine, which developed an artificial spinal disc, Gelifex Inc., which developed an innovative spinal nucleus replacement implant and which was acquired by Synthes Spine in 2004, and also Minimally Invasive Surgical Technologies, which developed a novel series of implants for minimally invasive total knee replacement and which was acquired by MAKO in 2005. From 2000 to 2004, Dr. Clemow served as Principal of Tanton Technologies, an organization that provided strategic and technical assessment of new medical device opportunities for large, mid-cap and early stage development companies. Prior to that, Dr. Clemow served in numerous positions with Johnson & Johnson from 1981 to 2000, including Vice President of Worldwide Business Development for Ethicon Endo-Surgery Inc., Vice President of New Business Development for Johnson & Johnson Professional Inc. and Director of Research and Development of Johnson & Johnson Orthopedics. In those capacities, Dr. Clemow was responsible for acquiring or developing what today represents billions of dollars of Johnson & Johnson revenue. Dr. Clemow serves or has served on the boards of numerous private and public companies, including BioMedical Enterprises, Inc. (since 2003), Kinetic Muscles Inc. (since 2007), Vyteris Inc. (since 2011), Regentis Ltd. (since 2011), HydroCision, Inc. (from 2005 to 2010), Echo Healthcare Inc. (from 2006 to 2009), Modigene Inc. (from 2006 to 2009) and Encore Medical (from 2002 to 2007). Dr. Clemow holds an M.B.A. in Finance from Columbia University and a Ph.D. in Metallurgy from University of Surrey, Guildford, United Kingdom.

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With over 30 years of senior management experience within healthcare companies, including Johnson & Johnson, as well as a member of the boards of numerous public and private companies, we believe that Dr. Clemow is a valuable asset to our Board.

Isaac Blech, Director

Mr. Blech, 62, was appointed to our Board in June 2011. Prior to his election as a director, he had served as a member of our Strategic Advisory Board since February 2011. Mr. Blech is a renowned biotechnology industry investor, who, over the past three decades, has founded and served on the board of several companies which have produced major advances in a broad array of diseases, including the diagnosis of chlamydia, herpes, syphilis and HIV, and the treatment of cystic fibrosis, sexual dysfunction, multiple myeloma and brain cancer. The companies he established include Celgene Corporation, ICOS Corporation, Nova Pharmaceutical Corporation, Pathogenesis Corporation and Genetics Systems Corporation. Mr. Blech is a major shareholder and a Director of BillMyParents, Inc. (formerly Socialwise, Inc.), an innovator in e-commerce for the youth market, ContraFect Corporation, a company developing therapies for infectious diseases, and Premier Alliance Group, Inc., a public financial consulting company. Mr. Blech is also a major shareholder of Stratus Media Group, Inc., a public company that owns, promotes and operates live entertainment events. Mr. Blech is also a founder, Director and major shareholder of Cerecor Inc., a private company developing new treatments for central nervous system disorders.

Mr. Blech’s broad experience as a founder, director and major investor in numerous public and private biotechnology companies, combined with his past experience as a member of our Strategic Advisory Board, adds valuable insight to our Board and highly qualifies him as a member of our Board.

Executive Officers who are not Directors

Clarence L. “Butch” Dellio, Chief Operating Officer

Mr. Dellio, 66, joined our company in July 2011. Prior to that, Mr. Dellio was a consultant to a variety of emerging biotechnology and medical technology companies, providing facilities, manufacturing, clinical and regulatory expertise to therapeutics and diagnostics companies. From 2004 to 2008 Mr. Dellio served as President and Chief Operating Officer of Neosil, Inc., a venture-backed dermatology company that subsequently merged with Peplin, Inc.  Prior to his position with Neosil, he was Chief Operating Officer of XOMA Ltd., a publicly held biotechnology company focused on peptides and monoclonal antibodies.  Mr. Dellio was with XOMA from 1984 to 2004.  Prior to being appointed the Chief Operating Officer of XOMA, he held a series of progressively responsible positions from Chief Financial Officer to Vice President Manufacturing to Senior Vice President Operations, where he led a staff of 70 in manufacturing, facilities, process development, quality audit/quality control, purchasing and information technology.  Previously Mr. Dellio was Vice President Manufacturing/New Product Development Manager at Becton-Dickinson & Company, a global medical technology company.  During his 11 years at Becton-Dickinson he held various positions in multiple divisions, including Director of Planning, Division Controller, Strategic Business Unit Controller and Cost/Staff Accountant.  Mr. Dellio earned his Bachelor of Science in Accounting from Bentley College and served in the U.S. Air Force.

Phyllis Bellin, Vice President – Administration, Corporate Secretary and Treasurer

Ms. Bellin, 62, joined our company in November 2005. Since December 2011, she has served as our Vice President – Administration, Corporate Secretary and Treasurer. Prior to that, she served as our Director of Finance and Administration, Treasurer and Corporate Secretary. She received an MBA from Columbia University. Since 1980, Ms. Bellin has managed finance and administration for several early stage high-tech ventures in Israel. Most recently, prior to joining our company, she was a founder and vice president of Gintec Active Safety Limited and was responsible for finance and administration of its subsidiaries including RoadEye Limited.

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Stephen Bellomo, Vice President of Product Development and Intellectual Property

Mr. Bellomo, 44, has over ten years of experience in management roles in medical device and biotech industries. He has served as our Vice President of Product Development and Intellectual Property and as Chief Operating Officer of Medgenics Medical (Israel) Limited, or MMI, our Israeli wholly-owned subsidiary, since July 2011. Prior to that, he served as our Chief Operating Officer since December 2009. Prior to rejoining us in March 2007 as Vice President Program Management and Product Development of MMI, he was the chief technology officer for Allium Medical, a urinary and gastrointestinal stent company, where he was responsible for all development and production activities. From March 2005 to July 2006, Mr. Bellomo was the Director of Special Projects for Glucon Medical, where he led the development of an automated glucose reader to support intensive insulin therapy in critical care applications. Mr. Bellomo held application development and marketing positions at Galil Medical, a cryosurgical device company. From January 2001 to August 2004, Mr. Bellomo was the Director of Device Development for our company. Mr. Bellomo received a Master of Science in Mechanical Engineering from the Technion Israel Institute of Technology, and a Bachelor of Engineering in Mechanical Engineering from The Cooper Union for the Advancement of Science and Art.

Director Independence

Our Board of Directors has determined that each of our directors, with the exception of Dr. Bauer and Dr. Pearlman, qualifies as “independent” under the listing standards of the NYSE Amex, federal securities laws and SEC rules with respect to members of boards of directors and members of all board committees on which such director serves. The Board determined that neither Dr. Bauer nor Dr. Pearlman is independent because each of them serves as an executive officer of our company.

Board Leadership Structure and Role in Risk Oversight

In accordance with our bylaws, our Board of Directors elects our President (who is our Chief Executive Officer) and may elect a Chairman of the Board, who serves as our Chief Executive Officer if there is no President. Each of these positions may be held by the same or separate persons.  Our Board has not adopted a policy as to whether the role of the President and Chairman of the Board should be separate. However, these positions are currently held by separate persons. We believe that separating these positions better allows our President to focus on our day-to-day business, while allowing the Chairman to lead our Board in providing advice to and oversight of management and to establish the agenda and preside at meetings of our stockholders and Board of Directors. We also believe that having Board leadership independent of management helps ensure critical and independent thinking with respect to our strategy and performance. Our Chief Executive Officer is a member of our Board of Directors, which helps to ensure that management’s insight is directly available to the directors in their deliberations.

Although the President and Chairman positions are held by separate persons, neither is independent under the listing standards of the NYSE Amex. Our Board has not appointed a lead independent director at this time. Our Board believes it maintains effective independent oversight through a number of governance practices, including open and direct communications with management, input on meeting agendas and regular executive sessions. Furthermore, our Board believes that its size, currently at seven members, and the extensive overlap of the independent directors on our three standing committees obviate the need for a single individual to assume, and be compensated for, the communication and coordination function of a lead independent director. As the composition of our Board changes and/or grows in the future, our Board intends to reevaluate the need for a lead independent director.

Our Board of Directors has an active role in overseeing management of our risks.  The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each.  The Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management.  Pursuant to its charter, the Audit Committee of our Board of Directors is responsible for discussing guidelines and policies governing the process by which our senior management assesses and manages our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee also evaluates the policies implemented by management to assure the adequacy of internal controls and the financial reporting process, including security surrounding assets and computerized information systems, and to monitor compliance with laws and regulations and our code of business conduct and ethics.  It is also the responsibility of the Audit Committee to investigate employee misconduct or fraud.

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Board Committees

Our Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors. From time to time, our Board may form additional committees to address specific issues or tasks.

Audit Committee

Our Audit Committee has primary responsibility for monitoring the quality of internal financial controls and ensuring that our financial performance is properly measured and reported on. It receives and reviews reports from management and auditors relating to the quarterly and annual accounts and the accounting and internal control systems in use throughout our company.

Our Audit Committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee meets not less than quarterly and has unrestricted access to our auditors.

Members of the Audit Committee are Joel Kanter (as Chairman), Gary Brukardt and Alastair Clemow, each of whom satisfies the independence requirements of NYSE Amex and SEC rules and regulations. Mr. Kanter qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The designation of Mr. Kanter as an “audit committee financial expert” does not impose on him any duties, obligations or liability that are greater than those that are generally imposed on him as a member of our Audit Committee and our Board of Directors, and his designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board of Directors.

Our Audit Committee met five times in the fiscal year ended December 31, 2011. Our Audit Committee is governed by a charter, which is available on our website at http://www.medgenics.com.

Compensation Committee

Our Compensation Committee is responsible for setting our overall compensation policy, and reviews and determines the compensation paid to our executive officers and directors. The Committee annually reviews and approves our goals and objectives relevant to the compensation of our Chief Executive Officer and evaluates the performance of our Chief Executive Officer in light of those goals and objectives. The Committee also periodically reviews and has the authority to determine and approve, or review and recommend to our Board for approval if the Committee so elects, all other senior executive officer compensation. Our Compensation Committee also makes recommendations to our Board on proposals for the granting of share options and other equity incentives pursuant to any share option scheme or equity incentive scheme in operation from time to time. Our Chief Executive Officer makes recommendations to the Compensation Committee as to option grants for our other executive officers and assists the Committee in determining if bonus goals have been met. The Compensation Committee meets at least three times each fiscal year and at such other times as the Chairman of the Committee shall require.

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The Compensation Committee may form and delegate authority and responsibilities to any subcommittee or any member of the Committee for any purpose that the Committee deems appropriate. The Committee has the authority to retain outside professionals, consultants or advisors as it determines appropriate to assist in the performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of compensation for our executive officers and directors, and to approve the outside consultant’s or advisor’s fees and other retention terms. The Committee has full authority to commission any reports or surveys which it deems necessary to help it fulfill its obligations.

In the fall of 2011, the Compensation Committee engaged WNB Consulting LLC to update previously prepared analyses of Board of Director, Executive Chairman and executive officer compensation at our company.

For Board of Director compensation, WNB Consulting was asked to complete a competitive review using at least two survey sources allowing for a focus on companies in our industry and of comparable size, and to deliver a report to the Compensation Committee including information on amounts provided for the retainer, board and committee meeting fees, chairmanship fees and annual equity grants. WNB Consulting was also asked to present recommendations to the Compensation Committee based on its findings.

For Executive Chairman compensation, WNB Consulting was asked to complete a competitive review using available resources and comparisons but to focus as best as possible on companies in our industry and of comparable size, and to deliver a report to the Compensation Committee including information on the amount the compensation for the board role and the additional compensation and other considerations for the role of Executive Chairman. WNB Consulting was also asked to present recommendations to the Compensation Committee based on its findings.

For executive officer compensation, WNB Consulting was asked to complete a competitive review using multiple survey sources (four or more separate data sets) with a focus as best as possible on companies in our industry and of comparable size, and to deliver a report to the Compensation Committee including information on the amount of base compensation, annual incentive payments and the value of equity grants for our executive officers. WNB Consulting was also asked to present recommendations to the Compensation Committee based on its findings.

WNB Consulting subsequently met with the Compensation Committee to present its reports and discuss its findings and recommendations. All three of the reports, findings and recommendations were considered by the Compensation Committee at its December 2011 meeting. WNB Consulting LLC did not perform any other work for the company during 2011.

Members of the Compensation Committee are Stephen McMurray (as Chairman), Isaac Blech and Joel Kanter, each of whom satisfies the independence requirements of NYSE Amex. Each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Compensation Committee met four times in the fiscal year ended December 31, 2011. Our Compensation Committee is governed by a charter, which is available on our website at http://www.medgenics.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for leading the process for considering future appointments to our Board and makes recommendations to our Board of candidates for appointment and annual election. The Nominating and Corporate Governance Committee meets at least once during each fiscal year and at such other times as the chairman of the committee requires.

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Members of the Nominating and Corporate Governance Committee are Alastair Clemow (as Chairman), Joel Kanter, Stephen McMurray, Gary Brukardt and Isaac Blech, each of whom satisfies the independence requirements of NYSE Amex.

Our Nominating and Corporate Governance Committee met three times in the fiscal year ended December 31, 2011. Our Nominating and Corporate Governance Committee is governed by a charter, which is available on our website at http://www.medgenics.com. The charter sets forth the criteria for selecting potential Board members, which include, among other things, the possession of experience, knowledge, skills, expertise, mature judgment, acumen, character, integrity and diversity so as to enhance our Board’s ability to manage and direct the affairs and business of our company, including, when applicable, to enhance the ability of committees of our Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or the listing standards of the NYSE Amex.  Although diversity may be a consideration in the Nominating and Corporate Governance Committee’s process, the Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. In identifying suitable candidates, the Committee may use open advertising or the services of external advisers to facilitate the search. Each of the candidates for director named in this proxy statement has been recommended by the Nominating and Corporate Governance Committee and approved by our Board of Directors for inclusion on the enclosed proxy card.

Process for Recommending Candidates to our Board of Directors

The charter of our Nominating and Corporate Governance Committee also provides for the consideration of candidates for election to our Board of Directors recommended by stockholders. Our Nominating and Corporate Governance Committee will evaluate a director candidate recommended by stockholders in the same manner as it evaluates director candidates recommended otherwise. Stockholder recommendations for candidates to our Board of Directors must be directed in writing to our Corporate Secretary, Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve and information regarding any relationships between the candidate and Medgenics, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for selecting potential Board members described above. This information should be submitted in the time frame described under “Questions and Answers About the Annual Meeting – What are the requirements for presenting stockholder proposals and director nominations?” above.

Meetings and Attendance

Our Board of Directors met six times in the fiscal year ended December 31, 2011.  Each director attended at least 75% of the aggregate number of board and applicable committee meetings in 2011 during their respective periods of service, except that Mr. Brukardt attended 67% of the meetings of our Board of Directors and 60% of the meetings of the Audit Committee in 2011.

We encourage but do not require board members to attend our annual meetings of stockholders.  All of our directors were in attendance (either in person or via telephone) at our annual meeting of stockholders in 2011.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which is applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at http://www.medgenics.com. We intend to disclose on our website any amendment to, or waiver from, the Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or the NYSE Amex.

Stockholder Communications

Stockholders who wish to communicate with our Board of Directors, committee chairmen, any other individual director or the non-management or independent directors as a group are welcome to do so in writing, addressed to the director(s) or the entire Board of Directors, in care of our Corporate Secretary, Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104.  Anyone wishing to contact our Audit Committee may do so in writing, addressed to the attention of the Chairman of the Audit Committee, Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104.  To make confidential submissions to either of the above, please indicate “confidential” on any correspondence.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table shows the compensation for fiscal years 2010 and 2011 awarded to or earned by our President and Chief Executive Officer and our next two most highly compensated executive officers who were serving as executive officers as of December 31, 2011. The persons listed in the following Summary Compensation Table are referred to herein as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)		Bonus(*) ($)	Option Awards(**) ($)		All Other Compensation (***) ($)		Total ($)
Andrew L. Pearlman	2011	264,559	(1)	125,000	127,760	(2)	206,252	(3)	723,571
President and Chief Executive Officer	2010	308,845	(1)	88,750	1,426,472	(4)	50,443	(5)	1,874,510

Clarence L. Dellio	2011	124,400		30,000	101,840	(7)	112,500	(8)	368,740
Chief Operating Officer (6)

Stephen Bellomo	2011	134,914		35,000	55,895	(10)	39,701	(11)	265,510
Vice President of Product Development and Intellectual Property (9)	2010	157,010		29,750	—		42,364	(12)	229,124

* 2010 bonuses were accrued as of December 31, 2010 and were paid in July 2011. 2011 bonuses were accrued as of December 31, 2011, but have not yet been approved nor paid and as a result may differ from the amounts reported.

** For a discussion of the assumptions made in the valuation of the awards reported in this column, please refer to Note 2(i) to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

*** Under Israeli law, companies are liable for mandatory severance payments of 8.33% of each monthly salary paid to Israeli employees. Our Israeli subsidiary, MMI, makes monthly payments of such amount into severance funds. These payments are included in the managers insurance below.

(1)	Dr. Pearlman does not receive any additional compensation for his service as a director.

(2)	Represents the grant date fair value of a grant of options to purchase 80,000 shares of common stock under our Stock Incentive Plan.

(3)	Includes $35,669 for managers insurance, $160,000 for accrued severance pay, $6,635 for disability insurance and $3,948 for the advanced study fund.

(4)	Represents the fair value of the extension of the expiry date of certain warrants and options from March 31, 2011 to March 31, 2016.

(5)	Includes $40,404 for managers insurance, $6,250 for disability insurance and $3,789 for the advanced study fund.

(6)	Mr. Dellio was appointed as our Chief Operating Officer effective as of July 1, 2011.

(7)	Represents the grant date fair value of a grant of options to purchase 40,000 shares of common stock under our Stock Incentive Plan.

(8)	Represents accrued severance pay.

(9)	For the periods presented, Mr. Bellomo served as our Chief Operating Officer through June 30, 2011. Upon the appointment of Mr. Dellio as our Chief Operating Officer effective as of July 1, 2011, Mr. Bellomo assumed the positions of Vice President of Product Development and Intellectual Property of Medgenics and Chief Operating Officer of MMI.

(10)	Represents the grant date fair value of a grant of options to purchase 35,000 shares of common stock under our Stock Incentive Plan.

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(11)	Includes $17,955 for managers insurance, $1,482 for disability insurance, $3,948 for the advanced study fund and $16,316 for car allowance.

(12)	Includes $20,855 for managers insurance, $1,370 for disability insurance, $3,789 for the advanced study fund and $16,350 for car allowance.

Dr. Andrew L. Pearlman, President and Chief Executive Officer

We entered into an agreement with Dr. Pearlman on June 1, 2007, amending and restating a previous agreement dated July 7, 2005, and providing that Dr. Pearlman will continue to serve as our President and Chief Executive Officer. The agreement was subsequently amended in 2008 to increase the compensation. The term of the agreement is perpetual unless terminated for disability, death or cause. In addition, either party may terminate the agreement without cause by providing three months prior written notice to the other party. In the event we terminate the agreement, we may determine that Dr. Pearlman’s employment should cease immediately upon written notice (without a prior notice period), and in such an event we are required to pay Dr. Pearlman a lump sum payment equal in amount to three months of his then-current salary and other benefits that would otherwise be payable to him during the prior notice period. In the event we terminate the agreement without cause, Dr. Pearlman is entitled to the payment of his full salary, including insurance and social benefits, during a period of fifteen months following the effective date of such termination. These severance amounts are in addition to severance fund payments mandated by Israeli law described below.

The agreement provides for a monthly gross salary of NIS equal to $250,000 per year ($20,833 per month) calculated at the representative rate of the U.S. dollar published by the Bank of Israel and known at the time of payment. Dr. Pearlman is eligible for adjustments in salary and additional benefits, including bonuses, in our Board’s discretion. In December 2011, our Compensation Committee approved an increase in Dr. Pearlman’s salary to $325,000 per year, effective as of October 20, 2011. Dr. Pearlman is eligible to receive an annual cash bonus in the sole discretion of our Board of up to $125,000 per year based upon the achievement of individual goals and corporate milestones to be agreed between Dr. Pearlman and our Board. Dr. Pearlman is entitled to participate in or receive benefits under our social insurance and benefits plans, including but not limited to managers insurance (“bituach minahlim”), disability insurance and an advanced study fund (“keren hishtalmut”). These are customary benefits provided to all employees based in Israel (other than those in very junior positions). A management insurance fund is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An advanced study fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes. We pay certain percentages of Dr. Pearlman’s salary towards these insurance and benefits plans, including 5% to managers insurance, up to 2.5% percent to disability insurance, 8.33% to severance compensation and 7.5% to the advanced study fund.

In March 2009, Dr. Pearlman agreed to a 37.5% voluntary salary reduction to $13,021 per month to ease cash concerns at the time. Dr. Pearlman’s salary reverted to $20,833 per month in October 2009. Although we were under no formal obligation to do so, in 2010 we repaid Dr. Pearlman the $54,684 in foregone salary.

In 2006 we granted options to Dr. Pearlman to purchase 182,806 shares of common stock at an exercise price of $2.49 per share, all of which are currently vested. In 2010, we extended the expiration date of such options to March 31, 2016. We agreed in the 2007 agreement to grant Dr. Pearlman additional options to purchase 91,403 shares of common stock at an exercise price of $7.35, which was equal to the share price upon admission to AIM. These options vested in equal installments over a four-year period and were fully vested as of December 31, 2011. In December 2011, we granted Dr. Pearlman options to purchase 80,000 shares of common stock at an exercise price of $3.14 per share and a term of 10 years. These options will vest in equal installments over a four-year period beginning on the first anniversary of the grant date.

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Dr. Pearlman has also agreed in the agreement to a one-year post-termination covenant not-to-compete or employ or seek to hire any of our employees.

Clarence L. “Butch” Dellio, Chief Operating Officer

We entered into an employment agreement with Mr. Dellio on September 6, 2011. The agreement was made effective as of July 1, 2011, the effective date of Mr. Dellio’s appointment as our Chief Operating Officer.  The agreement has a term of one year from its effective date, subject to automatic extension for successive one-year periods unless either party provides 60 days’ advance written notice of such party’s desire not to renew.

Under the agreement, Mr. Dellio is responsible for coordinating the overall execution of our business plan, as adopted by our Board of Directors, in cooperation and coordination with other members of management.  He was initially expected to work on average approximately 50% of an average work week of an executive in a similar position with a public company of similar size and nature as us, with the provision that his employment would convert to a full-time basis upon mutual agreement of the parties.  The agreement initially provided for a gross salary to Mr. Dellio of $12,500 per month, subject to annual review by the Compensation Committee.  In October 2011, we entered into an amendment to Mr. Dellio’s employment agreement. The amendment increased the amount of time Mr. Dellio is expected to work from approximately 50% to approximately 75% of an average work week of an executive in a similar position with a public company of similar size and nature as us, and correspondingly increased Mr. Dellio’s gross salary from $12,500 per month to $18,750 per month effective as of October 1, 2011.  Moreover, in recognition of the additional work performed by Mr. Dellio during the months of August and September 2011, the amendment provided for a one-time special cash payment of $6,250.

Mr. Dellio is eligible to receive an annual cash bonus with respect to each fiscal year during the term of the agreement in an amount up to 30% of his salary on an annualized basis, as determined by the Compensation Committee in its sole discretion.  Upon his appointment as our Chief Operating Officer, Mr. Dellio was issued options to purchase 40,000 shares of our common stock under the Stock Incentive Plan.  These options will vest in equal increments over four years, expire in 10 years and have an exercise price of $3.64 per share.  Mr. Dellio is also entitled to participate in all senior manager employee benefit plans or programs for our employees located in the United States.

Either we or Mr. Dellio may terminate the employment agreement for any reason upon at least 30 days’ advance written notice to the other party. We may terminate Mr. Dellio’s employment immediately upon written notice for cause or upon his death or disability, in which case he or his estate will be paid all wages and benefits through the effective date of termination.  If we terminate Mr. Dellio’s employment without cause, we must continue to pay Mr. Dellio’s salary for a period of six months after the effective date of termination as severance.

Mr. Dellio has agreed not to solicit our employees, consultants, customers or suppliers during the period of his employment and for a period of 12 months following the termination of his employment.  The agreement also includes provisions regarding confidentiality and proprietary information and the disclosure and assignment of inventions.

Stephen Bellomo, Vice President of Product Development and Intellectual Property

Our wholly-owned subsidiary MMI entered into an agreement with Mr. Bellomo on March 18, 2007, providing that Mr. Bellomo will serve as Vice President Program Management and Product Development of MMI. Mr. Bellomo was appointed Chief Operating Officer of Medgenics in December 2009. Upon the appointment of Clarence Dellio as our Chief Operating Officer effective as of July 1, 2011, Mr. Bellomo assumed the positions of Vice President of Product Development and Intellectual Property of Medgenics and Chief Operating Officer of MMI. The term of Mr. Bellomo’s agreement is perpetual unless terminated for disability, death or cause. In addition, either party may terminate the agreement without cause upon two months prior written notice to the other party. In the event we terminate the agreement, we may determine that Mr. Bellomo’s employment cease immediately or at any time prior to the expiration of the prior notice period, and in such an event we will pay Mr. Bellomo an amount equal to the salary which would have been paid during the remaining prior notice period. If we terminate the agreement without cause, we must continue to pay an amount equal to his monthly salary, including insurance and social benefits, for a period of four months plus an additional month for each 12 months of employment after completion of his first 12 months of employment after the effective date. These severance amounts are in addition to severance fund payments mandated by Israeli law described below.

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The agreement provides for a monthly gross salary of NIS 40,200 ($10,600), with a discretionary bonus and additional benefits subject to review by the Chief Executive Officer and approval of our Board. Mr. Bellomo is eligible to receive an annual cash bonus in the sole discretion of our Board of up to $20,000 per year based upon corporate and personal performance criteria as established by the Chief Executive Officer and our Board. Mr. Bellomo is also eligible to receive an annual cash bonus in the sole discretion of our Board of up to $15,000 per year based upon personal and team leadership performance criteria as established by the Chief Executive Officer and our Board.

Mr. Bellomo is entitled to participate in or receive benefits under our social insurance and benefits plans, including but not limited to managers insurance (“bituach minahlim”), disability insurance and an advanced study fund (“keren hishtalmut”). We pay certain percentages of Mr. Bellomo’s salary towards these insurance and benefits plans, including 5% to managers insurance, up to 2.5% percent to disability insurance, 8.33% to severance compensation and 7.5% to the advanced study fund. Mr. Bellomo is entitled to the use of a company car.

In March 2009, Mr. Bellomo agreed to a 35% voluntary salary reduction to $6,900 per month to ease cash concerns at the time. Mr. Bellomo’s salary reverted to $10,600 per month in October 2009. Although we were under no formal obligation to do so, in 2010 we repaid Mr. Bellomo the $25,900 in foregone salary.

Under the agreement, we granted options to Mr. Bellomo to purchase up to 42,783 shares of common stock pursuant to the Stock Incentive Plan, all of which had vested as of December 31, 2011. The options have a five year term and an exercise price of $4.10 per share. In addition, Mr. Bellomo was subsequently granted options in November 2007 to purchase an additional 891 shares, vesting in four equal installments, having a five year term and an exercise price of $7.35 per share. These options have fully vested as of December 31, 2011. In December 2011, we granted Mr. Bellomo options to purchase 35,000 shares of common stock at an exercise price of $3.14 per share and a term of 10 years. These options will vest in equal installments over a four-year period beginning on the first anniversary of the grant date.

Mr. Bellomo has also agreed in the agreement to a one-year post-termination covenant not to compete.

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Outstanding Equity Awards at 2011 Fiscal Year-End

The following table set forth certain information, on an award-by-award basis, concerning outstanding unexercised options or warrants to purchase common stock for each Named Executive Officer as of December 31, 2011.

			Option Awards
Name		Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Andrew L. Pearlman	Options	3/30/06	182,806	—	2.49	03/31/2016
	Options	11/14/07	91,403	—	7.35	11/14/2012
	Options	12/9/11	—	80,000	3.14	12/9/2021
	Warrants	3/31/06	905,190	—	2.49	03/31/2016
	Warrants	3/31/06	35,922	—	0.0002	03/31/2016
	Total		1,215,321	80,000
Clarence Dellio	Options	7/1/11	—	40,000	3.64	07/01/2021
	Total		—	40,000
Stephen Bellomo	Options	5/16/07	42,783	—	4.10	5/16/2012
	Options	11/14/07	891	—	7.35	11/14/2012
	Options	12/9/11	—	35,000	3.14	12/9/2021
	Total		43,674	35,000

(1)	The reported options are scheduled to vest in equal annual installments over four years, beginning on the first anniversary of the grant date.

Stock Incentive Plan

The options outstanding as of December 31, 2011 were granted under our Stock Incentive Plan, referred to as the Stock Plan, which we initially adopted in March 2006 and, with stockholder approval, subsequently amended in 2007 and 2010. The Stock Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the Stock Plan, the Committee has full authority and discretion to take any actions it deems necessary or advisable for the administration of the Stock Plan.

Our Stock Plan provides that, unless otherwise stated in an award agreement, in the event of a change in control, all outstanding unvested options will be immediately and fully vested and exercisable, and all restrictions applicable to outstanding restricted stock awards will terminate fully, except under certain circumstances in which the relevant participant is associated with the party/ies gaining control of us.

An option holder will have the right to exercise any subsisting options held by him or her following the termination of his or her service during the option term, to the extent that the option was exercisable and vested at the date of termination of service:

(a)	if the termination of service was due to any reason other than death or disability — for the shorter of 90 days from the date of termination of service and the unexpired term of the option; or

(b)	if the termination of service was due to death or disability of the option holder — for the shorter of one year from the date of termination of service and the unexpired term of the option.

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The Committee may, in its sole discretion, extend these periods. To the extent that the right to exercise the option has not vested at the date of termination of service, the option will terminate when the option holder’s service terminates. Similarly, unvested awards of restricted stock will be forfeited and returned to us in the event of a termination of service occurring prior to the expiration of the vesting period for the award.

For the purposes of the Stock Plan, termination of service means the termination of a person’s status as our employee or director or (where the person is not an employee or director of our company) the termination of the person’s business relationship with us.

Additional information regarding the Stock Plan can be found in this proxy statement under the heading “Proposal 2: Approval of an Amendment and Restatement of our Stock Incentive Plan.”

2011 Director Compensation

In 2011, our directors were compensated in accordance with a comprehensive compensation policy for directors recommended by the Compensation Committee of our Board, in consultation with its outside compensation consultant, and adopted by our Board in March 2010. Under this policy, annual compensation received by non-executive directors for fiscal 2011 was as follows:

Annual retainer	$5,000
Annual committee chair retainer	$1,500
Meeting fees	$750 – $2,000 per meeting	(1)
Annual option grant	12,857 shares	(2)

 ___________

(1)	Varies based on location and type of meeting.

(2)	Such options have a 10-year term, vest in equal installments over three years and have an exercise price equal to the average closing price on the applicable exchange for the 10-day trading period prior to the date of issuance.

The following table provides director compensation information as of December 31, 2011 for our directors who served as such at any time during that year (other than Dr. Pearlman, whose compensation is fully reflected in the Summary Compensation Table above).

Name	Fees earned or paid in cash ($)	Option awards ($)		All other compensation ($)		Total ($)
Eugene A. Bauer	—	—		180,000	(1)	180,000
Isaac Blech	7,417	—	(2)	—		7,417
Gary A. Brukardt	10,792	25,971	(3)	—		36,763
Alastair Clemow	14,479	25,971	(3)	—		40,450
Joel S. Kanter	16,354	25,971	(3)	—		42,325
Stephen D. McMurray	14,104	25,971	(3)	—		40,075

(1)	Represents annual consulting fee pursuant to Dr. Bauer’s consulting agreement. See “Consulting Agreement with Dr. Eugene Bauer, Executive Chairman of the Board” below. In 2011, Dr. Bauer did not receive any additional compensation for his service as a director. As of December 31, 2011, Dr. Bauer held 57,142 shares of restricted stock and options to purchase an aggregate of 110,898 shares of common stock.

(2)	Prior to his election as a director in June 2011, Mr. Blech had served as a member of our Strategic Advisory Board. As of December 31, 2011, Mr. Blech held options to purchase 19,068 shares of common stock issued in connection with his appointment to the Strategic Advisory Board.

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(3)	Represents the fair value of options to purchase 12,857 shares of common stock granted on January 12, 2011 under our Stock Plan at an exercise price of $6.55 per share. Such options have a 10-year term and vest in equal installments over three years. As of December 31, 2011, Mr. Brukardt held options to purchase an aggregate of 68,133 shares of common stock, Dr. Clemow held options to purchase an aggregate of 25,714 shares of common stock, Mr. Kanter held options to purchase an aggregate of 90,231 shares of common stock and Dr. McMurray held options to purchase an aggregate of 74,480 shares of common stock.

Consulting Agreement with Dr. Eugene Bauer, Executive Chairman of the Board

We entered into a consulting agreement in October 2010 with Dr. Bauer under which he provides financial, strategic, business development, investor relations and clinical and regulatory consulting services to us. The consulting agreement provides for an annual consulting fee of $180,000. In addition, we issued to him 57,142 shares of restricted common stock in October 2010. The restrictions on such common stock will lapse with respect to 25% of the shares in October 2012, with respect to an additional 25% of the shares in October 2013 and with respect to the remainder in October 2014. We do not provide any bonus, profit sharing, insurance, health or similar benefits to Dr. Bauer, although we have agreed to reimburse his reasonable business expenses.

Indemnification of Officers and Directors

Our amended and restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the General Corporation Law of the State of Delaware, referred to herein as the DGCL. Our amended and restated certificate of incorporation provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors for any of the following:

•	Any transaction from which the director derived an improper personal benefit;

•	Acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

•	Voting or assenting to unlawful payments of dividends or other distributions.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect to any act or failure to act, or any cause of action, suit or claim that would accrue or arise prior to any amendment or repeal or adoption of an inconsistent provision. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited in accordance with the DGCL.

In addition, our amended and restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain directors and officers liability insurance coverage for the benefit of our directors and officers. Such insurance is generally designed to respond to claims against company officers and directors alleging breach of duty. Subject to their terms, conditions, and exclusions, these policies respond to civil and criminal matters, including securities-related matters. Our company’s program structure consists of “standard” coverage, as well as “A-side difference in conditions” coverage. Standard coverage includes coverage for non-indemnifiable claims against individuals (“A-side claims”), indemnifiable claims against individuals (“B-side claims”), and securities claims (including securities claims against the corporate entity) (“C-side claims”). The separate A-side difference in conditions coverage responds only for non-indemnifiable claims. Subject to its terms, conditions, and exclusions, the A-side coverage responds when the underlying standard coverage fails to respond in certain situations. We believe our coverage is consistent with industry standards.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2011 regarding the common stock that may be issued upon exercise of options, warrants and rights under all of our equity compensation plans.

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options (1)	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,334,623	$6.77	267
Equity compensation plans not approved by security holders	—	$—	—

(1)	The number of shares is subject to adjustment in the event of stock splits and other similar events.

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PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 15, 2012 by the following:

•	Each of our directors and named executive officers;

•	All of our directors and executive officers as a group; and

•	Each person or group of affiliated persons, known to us to beneficially own 5% or more of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

For purposes of the table below, we treat shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days after February 15, 2012 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of the person, but we do not treat the shares as outstanding for the purpose of computing the percentage ownership of any other stockholder.

Except as otherwise set forth below, the address of each of the persons or entities listed in the table is c/o Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104.

	Shares Beneficially Owned
Name	Number	Percentage**

Named Executive Officers and Directors:

Eugene Bauer(1)	282,269	2.9%
Stephen Bellomo(2)	43,674	*
Isaac Blech(3)	2,889,184	26.3%
Gary Brukardt(4)	113,592	1.2%
Alastair Clemow(5)	15,572	*
Clarence Dellio	—	—
Joel Kanter(6)	236,938	2.4%
Stephen McMurray(7)	127,341	1.3%
Andrew Pearlman(8)	1,250,696	11.4%
All directors and executive officers as a group (10 persons)(9)	5,018,894	39.9%

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	Shares Beneficially Owned
Name	Number	Percentage**

5% Stockholders:

Estate of Lord Leonard Steinberg (deceased)(10) Beryl Steinberg 20 Carrwood, Hale Barns, Cheshire WA15 0EE United Kingdom	706,792	7.2%

Joshua Kanter(11) 7090 Union Park Avenue Suite 460 Salt Lake City, Utah 84047	672,903	6.9%

Chicago Investments, Inc.(12) 8000 Towers Crescent Drive Suite 1300 Vienna, Virginia 22182	650,733	6.7%

ACNYC LLC(13) Andrew Cader 70 Meeting House Road Mount Kisco, New York 10549	614,000	6.1%

*	Represents less than 1%.

**	Percentages calculated in accordance with SEC rules and based upon 9,757,725 shares of common stock outstanding as of March 2, 2012.

(1)	Includes 9,524 options at $8.19 per share expiring on 9/14/20, 82,327 options at $7.35 per share expiring on 11/14/12 and 57,142 shares of restricted common stock, the restrictions on which will lapse with respect to 25% of the shares in October 2012, with respect to an additional 25% of the shares in October 2013 and with respect to the remainder in October 2014.

(2)	Consists of 42,783 options at $4.10 per share expiring on 5/16/12 and 891 options at $7.35 per share expiring on 11/14/12.

(3)	Consists of:

(i)	3,500 shares of common stock, 6,356 options at $6.65 per share expiring on 12/10/20 and 3,500 shares of restricted stock which will vest on 1/3/13 held directly by Mr. Blech;

(ii)	400,000 shares of common stock held by Liberty Charitable Remainder Trust FBO Isaac Blech UAD 1/9/87 (the “Liberty Trust”);

(iii)	400,000 shares of common stock held by West Charitable Remainder Unitrust (the “West Trust”); and

(iv)	845,471 shares of common stock, 230,357 warrants having an exercise price of $4.54 per share expiring on 9/22/15 and 1,000,000 warrants having an exercise price of $6.00 per share expiring on 4/12/16 held by River Charitable Remainder Unitrust f/b/o Isaac Blech (the “River Trust”).

Mr. Blech is the sole trustee of each of the Liberty Trust, the West Trust and the River Trust (collectively, the “Trusts”), and, as such, has sole voting and dispositive power over the securities held by the Trusts. Mr. Blech disclaims beneficial ownership of the securities held by the Trusts. The address of the Trusts is 75 Rockefeller Plaza, 29th Floor, New York, New York 10019.

(4)	Includes 26,705 options at $7.35 per share expiring on 11/14/12, 9,524 options at $8.19 per share expiring on 9/14/20, 4,286 options at $6.55 per share expiring on 1/11/21 and 3,500 shares of restricted stock which will vest on 1/3/13.

(5)	Includes 4,286 options at $8.19 per share expiring on 9/13/20, 4,286 options at $6.55 per share expiring on 1/11/21 and 3,500 shares of restricted stock which will vest on 1/3/13.

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(6)	Consists of:

(i)	Securities held by the Kanter Family Foundation (“KFF”), an Illinois not-for-profit corporation of which Joel Kanter is the President and is a Director and over which he exercises sole voting and investment control, but he disclaims any and all beneficial ownership of securities owned by such entity. Securities beneficially owned by KFF consist of 106,889 shares of common stock, 10,714 warrants having an exercise price of $4.54 per share expiring on 9/22/15 and 1,932 warrants having an exercise price of $4.99 per share expiring on 4/12/16;

(ii)	1,375 shares of common stock held by Windy City, Inc., a closely-held corporation of which Joel Kanter is the President and is a Director and over which he exercises sole voting and investment control, but he disclaims any and all beneficial ownership of securities owned by such entity; and

(iii)	49,915 shares of common stock, 48,803 options at $7.35 per share expiring on 11/14/12, 9,524 options at $8.19 per share expiring on 9/14/20, 4,286 options at $6.55 per share expiring on 1/11/21 and 3,500 shares of restricted stock which will vest on 1/3/13 held directly by him.

(7)	Includes 33,052 options at $7.35 per share expiring on 11/14/12, 9,524 options at $8.19 per share expiring on 9/14/20, 4,286 options at $6.55 per share expiring on 1/11/21, 644 warrants having an exercise price of $4.99 per share expiring on 4/12/16 and 3,500 shares of restricted stock which will vest on 1/3/13.

(8)	Consists of:

(i)	33,562 shares of common stock, 182,806 options at $2.49 per share expiring on 3/31/16, 91,403 options at $7.35 per share expiring on 11/14/12 and 705,190 warrants having an exercise price of $2.49 per share expiring on 3/31/16 held directly by Dr. Pearlman;

(ii)	94 shares of common stock held by Dr. Pearlman’s wife;

(iii)	150,000 warrants having an exercise price of $2.49 per share expiring on 3/31/16 held by the Pearlman Family Trust for the benefit of Dr. Pearlman’s children;

(iv)	50,000 warrants having an exercise price of $2.49 per share expiring on 3/31/16 held by the Pearlman Friends and Family Trust; and

(v)	1,719 shares of common stock and 35,922 warrants having an exercise price of $0.0002 per share expiring on 3/31/16 held by ADP Holding, an entity controlled by Dr. Pearlman.

(9)	Footnotes (1) through (8) are incorporated herein. Also includes an additional 13,964 options at $7.35 per share expiring on 11/14/12 and 35,000 options at $3.14 per share expiring on 12/9/21.

(10)	Includes 32,741 warrants having an exercise price of $5.37 per share expiring on 5/31/12, 21,828 warrants having an exercise price of $5.37 per share expiring on 12/4/12, 23,784 warrants having an exercise price of $5.65 per share expiring on 12/4/12 and 21,885 warrants having an exercise price of $4.99 per share expiring on 4/12/16.

(11)	Information based on a Schedule 13G filed with the SEC on February 13, 2012 by Joshua Kanter and Chicago Investments, Inc. (“CII”). The interests of Joshua Kanter (who is the brother of Joel Kanter) consist of:

(i)	11,015 shares of common stock held directly by him;

(ii)	Securities held by CII. Sole voting and investment control of our common stock owned by CII is vested in Joshua Kanter, as President and a Director of CII, but he disclaims any and all beneficial ownership of securities owned by such entity. Securities beneficially owned by CII consist of 637,008 shares of common stock, 5,357 warrants having an exercise price of $4.54 per share expiring on 9/22/15 and 8,368 warrants having an exercise price of $4.99 per share expiring on 4/12/16;

(iii)	4,285 shares of our common stock held by The Holding Company, Inc. (“THC”). Sole voting and investment control of our common stock owned by THC is vested in Joshua Kanter, as President and a Director of THC, but he disclaims any and all beneficial ownership of securities owned by such entity; and

(iv)	6,870 shares of our common stock held by Chicago Private Investments, Inc (“CPI”). Sole voting and investment control of our common stock owned by CPI is vested in Joshua Kanter, as President and a Director of CPI, but he disclaims any and all beneficial ownership of securities owned by such entity.

(12)	Information based on a Schedule 13G filed with the SEC on February 13, 2012 by Joshua Kanter and CII. The securities beneficially owned by CII are also included in the ownership of Joshua Kanter described above.

(13)	Information based on a Schedule 13G filed with the SEC on May 12, 2011 by ACNYC LLC (“ACNYC”) and Andrew Cader. As reported in the Schedule 13G, ACNYC and Mr. Cader share voting and dispositive power over 350,000 shares of common stock plus 264,000 warrants having an exercise price of $6.00 per share expiring on 4/12/16.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, we believe that during 2011 all of our officers and directors filed the required reports on a timely basis under Section 16(a) except as set forth below.

The Form 3 filed by Andrew Pearlman on April 7, 2011 underreported by 75,105 the number of options at $7.35 per share expiring on November 14, 2012 and by 813,787 the number of warrants having an exercise price of $2.49 per share expiring on March 31, 2016 held by Dr. Pearlman. These amounts were corrected by an amendment filed on February 28, 2012. In addition, a Form 4 reporting a grant of options to Dr. Pearlman on December 9, 2011 was filed late on February 28, 2012.

A Form 4 initially filed by Isaac Blech on April 15, 2011 (the “Blech Form 4”) failed to report the acquisition by the River Trust on April 13, 2011 of 1,000,000 warrants having an exercise price of $6.00 per share expiring on April 12, 2016. This omission was corrected by an amendment to the Blech Form 4 filed on June 9, 2011. The Blech Form 4 also underreported by 1,418 the number of shares acquired upon conversion of 2010 Convertible Debentures on April 13, 2011 due to an inadvertent miscalculation of principal and interest in the conversion amount by us. The number of shares was corrected by an amendment to the Blech Form 4 filed on December 1, 2011.

A Form 4 reporting the exercise of options by Baruch Stern, our former Chief Scientific Officer, on May 11, 2011 was filed late on May 18, 2011.

Two Forms 4 were filed late by Gary Brukardt (specifically, a Form 4 reporting the exercise of warrants on May 24, 2011 was filed late on June 1, 2011, and a Form 4 reporting the exercise of options on September 7, 2011 was filed late on October 4, 2011).

The Form 3 of Clarence Dellio, who became an officer of our company on July 1, 2011, was filed late on August 1, 2011.A Form 4 reporting a grant of options to Phyllis Bellin on December 9, 2011 was filed late on February 28, 2012.

A Form 4 reporting a grant of options to Stephen Bellomo on December 9, 2011 was filed late on February 28, 2012.

Certain Relationships and Related Transactions

Director and Officer Transactions

In September 2010, Dr. Eugene Bauer, our Chairman of the Board of Directors, exercised warrants to purchase 28,571 shares of common stock at an exercise price of $2.49 per share ($71,000 aggregate exercise price) and used the cashless exercise mechanism to exercise additional warrants to purchase 57,147 shares. The fair market value of our common stock utilized to calculate the number of shares issued under such mechanism was the average closing price reported on the MEDU line for the ten trading days prior to the commitment to exercise, which equated to GBP 5.25 per share or, based on then-current exchange rates, $8.19. Using this cashless exercise method, Dr. Bauer was issued 39,786 shares and, together with the warrants exercised for cash, was issued a total of 68,357 shares of common stock as a result of these warrant exercises.

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In September 2010, Dr. Stephen McMurray, a Director of our company, exercised warrants to purchase 30,559 shares of common stock and options to purchase 45,701 shares of common stock, each having an exercise price of $2.49 per share using the cashless exercise mechanism. Based on the same cashless exercise pricing mechanism described above, Dr. McMurray was issued 21,275 shares as a result of the warrant exercise and 31,817 shares as a result of the option exercise, or 53,092 shares of common stock in total.

In September 2010, Mr. Joel Kanter, a Director of our company, exercised options to purchase 45,701 shares of common stock at an exercise price of $2.49 per share, or an aggregate exercise price of $113,568.

In September 2010, Chicago Investments, Inc., or CII, which beneficially owns greater than 5% of our outstanding common stock, exercised warrants to purchase 402,306 shares of common stock at an exercise price of $0.02 per share, or an aggregate exercise price of $7,040, and exercised warrants to purchase an additional 30,559 shares at an exercise price of $4.10 per share, or an aggregate exercise price of $125,140. Joshua S. Kanter, Joel Kanter’s brother, is the President and is a director of CII.

In September 2010, CIBC Trust Company (Bahamas) Limited, as trustee, which beneficially owned greater than 5% of our outstanding common stock at the time, exercised warrants to purchase 87,405 shares of common stock at an exercise price of $2.49 per share, or an aggregate exercise price of $217,703.

In December 2010, Dr. Bauer exercised options with respect to 91,402 shares, using the cashless exercise mechanism, to acquire 56,859 shares of common stock. The fair market value of our common stock utilized to calculate the number of shares issued under such mechanism was the average closing price reported on the MEDU line for the ten trading days prior to the commitment to exercise, which equated to GBP 4.24 per share, or based on then-current exchange rates, $6.58 per share.

In December 2010, Ms. Phyllis Bellin, our Vice President – Administration, exercised warrants with respect to 17,143 shares, using the same cashless exercise mechanism described above for Dr. Bauer’s December 2010 exercise, to acquire 10,664 shares of common stock.

In December 2010, Dr. Baruch Stern, our former Chief Scientific Officer, exercised warrants for 11,429 shares of common stock at an exercise price of $0.02 per share.

On the closing date of our U.S. initial public offering (April 13, 2011), our 2009 and 2010 Debentures were automatically converted pursuant to their terms into shares of common stock, and we issued 5-year warrants in connection with the conversion of the 2009 Debentures. Some of these Debentures were held by our directors and other related parties. Specifically, a 2010 Debenture held by River Charitable Remainder Unitrust f/b/o Isaac Blech, of which Mr. Blech is the sole trustee, in the amount of $2,150,000, together with accrued interest, was converted into 645,471 shares of common stock at a conversion price of $3.405 per share of common stock. CII held 2009 Debentures in the aggregate amount of $65,000 and a 2010 Debenture in the amount of $50,000, which, together with accrued interest, were converted into 23,908 shares of common stock at a conversion price of $2.724 per share and 15,011 shares of common stock at a conversion price of $3.405 per share, respectively. In addition, we issued a 5-year warrant expiring on April 12, 2016 to purchase 8,368 shares of common stock at an exercise price of $4.99 per share to CII in connection with the conversion of its 2009 Debentures. The Estate of Lord Leonard Steinberg held 2009 Debentures in the aggregate amount of $170,000 which, together with accrued interest, were converted into 62,527 shares of common stock at a conversion price of $2.724 per share, and we issued a 5-year warrant expiring on April 12, 2016 to purchase 21,885 shares of common stock at an exercise price of $4.99 per share to the Estate of Lord Leonard Steinberg in connection with the conversion of its 2009 Debentures. Finally, the Kanter Family Foundation held a 2009 Debenture in the amount of $15,000 and a 2010 Debenture in the amount of $100,000, which, together with accrued interest, were converted into 5,518 shares of common stock at a conversion price of $2.724 per share and 30,022 shares of common stock at a conversion price of $3.405 per share, respectively. In addition, we issued a 5-year warrant expiring on April 12, 2016 to purchase 1,932 shares of common stock at an exercise price of $4.99 per share to the Kanter Family Foundation in connection with the conversion of its 2009 Debenture. The Kanter Family Foundation is an Illinois not-for-profit corporation of which Joel Kanter is the President and is a Director.

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In May 2011, Mr. Gary Brukardt, a Director of our company, exercised warrants to purchase 60,507 shares of common stock at an exercise price of $2.49 per share using the same cashless exercise mechanism described above for Dr. Bauer’s December 2010 exercise, to acquire 18,269 shares of common stock.

In May 2011, Dr. Baruch Stern, our former Chief Scientific Officer, exercised options to purchase 48,895 shares of common stock at an exercise price of $2.49 per share using the same cashless exercise mechanism described above for Dr. Bauer’s December 2010 exercise, to acquire 18,297 shares of common stock.

In September 2011, Mr. Brukardt exercised options to purchase 45,701 shares of common stock at an exercise price of $2.49 per share using the same cashless exercise mechanism described above for Dr. Bauer’s December 2010 exercise, to acquire 16,197 shares of common stock.

Lease of Property

Through an oral arrangement, we used through June 2011 corporate headquarters space in Vienna, Virginia leased by Chicago Investments, Inc. (CII). Joshua S. Kanter, Joel Kanter’s brother, is the President and is a director of CII. We reimbursed CII for certain costs related to our use of the space, such as postage, phone services and the like. We did not pay any rent to CII.

Sales of Securities

Directors and their related parties have from time to time purchased our unregistered shares of common stock or unregistered convertible notes on the same terms and at the same per security prices as offered to third parties.

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PROPOSAL 2: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR STOCK

INCENTIVE PLAN

Our Stock Incentive Plan, or the Stock Plan, was initially adopted in March 2006 and, with stockholder approval, subsequently amended in 2007 and 2010. Following our 1-for-35 reverse stock split in February 2011, up to 1,728,571 shares of our common stock (subject to adjustment in the event of further stock splits and other similar events) are currently authorized to be issued pursuant to options and other equity awards granted under the Stock Plan, all of which have been allocated as of March 5, 2012. In addition, awards for an additional 95,447 shares, which were allocated in January 2012, are outstanding.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable employees. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward employees, officers, directors, advisors and consultants who are vital to our long-term success. However, there are no longer shares remaining under our Stock Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on March 5, 2012, our Board of Directors unanimously approved an amended and restated Stock Plan, subject to stockholder approval, under which the maximum number of shares of common stock authorized to be issued under the Stock Plan is increased by 750,000 shares, from 1,728,571 to 2,478,571, resulting in 654,553 shares being available as of March 5, 2012 (after taking into account the awards allocated in January 2012), and under which certain other changes are made to the Stock Plan, as described more fully below. We are requesting stockholder approval of the amended and restated Stock Plan with an increased aggregate share limit so that we can continue to utilize the Stock Plan as an effective tool to attract, retain and motivate high-quality employees, officers, directors, advisors and consultants. Our Compensation Committee sought advice from WNB Consulting LLC, its outside consultant, regarding the appropriate size of our equity plan and determined that the increase described in this proposal was within the industry standards and consistent with other companies comparable to us in terms of stage of development. Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers and other valuable employees, especially in light of our limited cash resources.

The full text of the amended and restated Stock Plan is set forth in Appendix A to this proxy statement.

Summary of the Stock Plan

We initially adopted the Stock Incentive Plan, referred to as the Stock Plan, in March 2006 and, with stockholder approval, subsequently amended it in 2007 and 2010. The following is a summary of its principal terms, as amended and restated effective March 5, 2012, subject to stockholder approval:

Purpose

The purpose of the Stock Plan is to provide us with the means to offer incentives to our employees, directors and consultants in order to attract, retain and motivate them by allowing them to share in the benefits of future growth in our value through the acquisition of common stock. These incentives may constitute incentive stock options (each an “ISO”), nonqualified stock options (each an “NSO”), stock appreciation rights (each an “SAR”), restricted share awards, share unit awards or other forms of share-based incentives. Awards under the Stock Plan are intended to be exempt from the securities qualification requirements of U.S. securities laws.

Administration

The Stock Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the Stock Plan, the Committee has full authority and discretion to take any actions it deems necessary or advisable for the administration of the Stock Plan.

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Eligibility

Only employees of our company selected for the receipt of awards under the Stock Plan are eligible for the grant of ISOs. Only employees, directors and consultants to our company selected for the receipt of awards under the Stock Plan are eligible for the grant of NSOs or the award or sale of common stock.

Common stock available under the Stock Plan

The maximum aggregate number of shares of our common stock reserved and available for issuance under the Stock Plan is currently 1,728,571 shares. Under the amended and restated Stock Plan, if approved by our stockholders, the number of shares of common stock reserved and available for issuance under the Stock Plan will increase by 750,000 shares to an aggregate of 2,478,571 shares (all of which may be issued as ISOs). For so long as our common stock is admitted to trading on AIM or the Official List, we may not issue awards under the Stock Plan for a number of shares that (excluding all options granted prior to December 4, 2007, the date of our admission trading on AIM) in aggregate exceeds 12% of the number of shares outstanding on the relevant date of grant. To the extent that any shares covered by an award under the Stock Plan are not delivered for any reason, including because the award is forfeited, cancelled or settled in cash, or shares are withheld to satisfy tax withholding requirements, the shares will not be deemed to have been issued for purposes of determining the maximum number of shares available for issuance under the Stock Plan. For SARs that are settled in shares, only the actual shares delivered will be counted for purposes of these limitations. If any option granted under the Stock Plan is exercised by tendering shares, only the number of shares issued net of the shares tendered will be counted for purposes of these limitations. If the withholding tax liabilities arising from an award under the Stock Plan are satisfied by the tendering of shares of our common stock to us or by the withholding of shares by us, such shares will not be deemed to have been issued for purposes of determining the maximum number of shares available for issuance under the Stock Plan.

The following additional limits apply to awards under the Stock Plan:

(a) the maximum number of shares that may be covered by options or SARs that are intended to be “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) that are granted to any one participant during any calendar year is 300,000 shares;

(b) the maximum number of shares that may be covered by stock awards that are intended to be “performance-based compensation” under Code Section 162(m) that are granted to any one participant during any calendar year is 300,000 shares; and

(c) the maximum amount of cash-settled stock awards that are intended to be “performance-based compensation” under Code Section 162(m) payable to any one participant with respect to any calendar year is $300,000.

No awards may be granted under the Stock Plan after the tenth anniversary of the effective date of the amended and restated Stock Plan (March 5, 2022), or after termination of the Stock Plan by action of our Board of Directors, whichever occurs sooner.

Award agreements and restrictions on transferability

Each award or sale of shares of our common stock under the Stock Plan must be evidenced by an award agreement between us and the recipient, though signature by the recipient may not always be required. Except as may be expressly stated in an award agreement, the rights awarded under the Stock Plan are non-transferable other than by will or the intestacy laws applying to the estate of a deceased award holder.

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Stock options

Award agreements

The award agreement must specify the number of shares of our common stock that are subject to the option and whether the option is intended to be an ISO or an NSO.

Conditions

An award agreement may contain conditions or restrictions as determined by the Committee at the time of grant.

Exercise price

The exercise price per share of an option may not be less than the fair market value of a share on the grant date of the option. If the option holder holds more than 10% of the combined voting power of all classes of our shares at the date of grant (a “materially interested participant”), the exercise price per share of an ISO must be at least 110% of fair market value. Subject to the foregoing, the exercise price under any option is determined by the Committee.

Term

The term of an option may in no event exceed 10 years from the date of grant. The term of an ISO granted to a materially interested participant may not exceed five years from the date of grant. Subject to the foregoing, the Committee in its sole discretion determines the term of options.

Rights of exercise on termination of service

The option holder will have the right to exercise any subsisting options held by him or her following the termination of his or her service during the option term, to the extent that the option was exercisable and vested at the date of termination of service:

(a)    if the termination of service was due to any reason other than death or disability — for the shorter of 90 days from the date of termination of service and the unexpired term of the option;

(b)    if the termination of service was due to death or disability of the option holder — for the shorter of one year from the date of termination of service and the unexpired term of the option;

provided that the Committee may, in its sole discretion, extend such periods.

To the extent that the right to exercise the option has not vested at the date of termination of service, the option will terminate when the option holder’s service terminates.

For the purposes of the Stock Plan, termination of service means the termination of a person’s status as an employee or director of our company or (where the person is not an employee or director of our company) the termination of the person’s business relationship with us.

Rights in respect of common stock

An option holder or a transferee of an option will have no rights as a stockholder with respect to any common stock covered by the option until such person becomes the holder of record of such shares of common stock.

Exercise

Options are to be exercised under the procedures established or approved by the Committee from time to time. The exercise price payable on exercise of an option is to be paid in full in cash or by such other means as the Committee may permit, including by personal, certified or cashiers’ check, in shares of our common stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery, by net exercise, by other property deemed acceptable by the Committee or by irrevocably authorizing a third party to sell shares of our common stock and remit a sufficient portion of the proceeds to our company to satisfy the exercise price (sometimes referred to as a “cashless exercise”) or in any combination of the foregoing methods deemed acceptable by the Committee. In a net exercise, the person exercising the option does not pay any cash and the net number of shares received will be equal in value to the number of shares as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is fair market value. The value attributable to common stock transferred to us in such fashion is determined by reference to the fair market value of a share of common stock at the date of exercise of the option.

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Early exercise

The Committee may permit, at its sole discretion, the exercise of any option prior to the time when the option would otherwise have become exercisable under the relative award agreement.

Further, an award agreement may provide for the option holder to exercise the option, in whole or in part, prior to the date when the option becomes fully vested. This may either be stipulated at the time of grant or as subsequently amended. In the event of any early exercise of an option, we will have the right to repurchase the common stock that had been so acquired by the option holder on terms specified by the Committee. Further, in such circumstances, the Committee will determine the time and/or event that shall cause such repurchase right to terminate and the common stock to vest fully in the option holder.

Stock appreciation rights

The Stock Plan also allows the Committee to grant SARs to eligible participants in the Stock Plan. SARs may be granted either independently or in tandem with or by reference to options granted prior to or simultaneously with the grant of SARs to the same participant. Where granted in tandem or by reference to a related option, the participant may elect to either exercise the option or the SARs (but not both). Upon exercise of an SAR, the participant is entitled to receive an amount equal to the excess (if any) of the fair market value of a share of common stock on the date of exercise over the amount of the exercise price for such SAR stipulated in the award agreement. The exercise price of an SAR may not be less than the fair market value of a share on the grant date of the SAR.

Any payment which may become due from us following exercise of an SAR may be paid (at the election of the Committee) to the participant either in cash and/or through the issuance of shares of common stock. Where any shares are to be issued in satisfaction of the payment due to the participant, the number of shares of common stock will be determined by dividing the amount of the payment entitlement by the fair market value of a share of common stock on the exercise date.

The provisions as to the ability to impose conditions to exercise on grant, the duration of the SARs, the exercise procedures (including upon termination of service) and the procedure for early exercise that apply to options granted under the Stock Plan generally apply in the same fashion to SARs.

Restricted stock awards

The Committee may grant to any person eligible under the Stock Plan an award of a number of shares of our common stock, subject to terms, conditions and restrictions as determined by the Committee. Until lapse or release of all forfeiture restrictions applicable to a restricted stock award, either the stock certificates representing the same may be retained by or on behalf of us or, if the certificate for the same bears a restrictive legend, can be held by the participant.

The recipient of a restricted stock award will have all the rights associated with ownership of a share of our common stock, including the right to receive dividends and to vote, provided that any common stock or other securities distributed as a dividend or otherwise as a right associated with ownership of common stock which are subject to a restriction which has not yet lapsed, will be subject to the same restrictions as such restricted common stock.

Common stock which is subject to a restricted stock award may not be assigned, transferred or otherwise dealt with prior to the lapse of the restrictions applicable to such shares.

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Upon expiration or termination of the forfeiture restrictions and the release or satisfaction of any other conditions applying to the restricted stock award, the restricted status of the shares of common stock will cease and the shares of common stock will be delivered to the relevant restricted stock award holder free of the restrictions imposed under the restricted stock awards. All rights of a restricted stock award holder will cease and terminate in the event of a termination of service occurring prior to the expiration of the forfeiture period applicable to the award and satisfaction of all other applicable conditions.

The forfeiture period and/or any conditions set out in the restricted stock award may be waived by the Committee in its absolute discretion.

Change of control

Unless provided otherwise in an award agreement, as of a change in control of Medgenics, all outstanding options and SARs under the Stock Plan will immediately vest and become exercisable and all outstanding restricted shares under the Stock Plan will immediately vest. The change of control provisions contained in the Stock Plan generally do not apply if the relevant participant is associated with the party/ies gaining control of us, to the extent prescribed by the Stock Plan.

Other share-based awards

Other share-based awards, consisting of share purchase rights, restricted stock unit awards, awards of common stock or awards valued in whole or in part by reference to or otherwise based on our common stock, may be granted either alone or in addition to or in conjunction with other awards under the Stock Plan. The terms of any such award will be determined in the sole discretion of the Committee.

Unless otherwise determined in the relative award agreement, such other share-based awards will be subject to the following:

(a)    no sale, assignment, transfer, pledging or other dealing with the relevant common stock may be undertaken until the applicable restriction, performance condition or other deferral period has lapsed; and

(b)    the recipient of the award will be entitled to receive interest, dividends or dividend equivalents with respect to the underlying shares of common stock or other securities covered by the award.

If the vesting of the award is conditional upon achievement of certain performance measurements and a change of control occurs in relation to us then:

(i)    if the actual level of performance, determined by reference to the performance measurement specified in the award agreement, is less than 50% at the time of the change of control, then the award will become vested and exercisable in respect of a proportion of the award where the numerator is equal to the percentage of attainment and the denominator is 50%; and

(ii)    if the actual level of performance, determined by reference to the performance measurement specified in the award agreement, is at least 50% at the time of the change of control, then such award will become fully vested and exercisable.

Adjustments to reflect capital changes

The number and kind of shares subject to outstanding awards, the exercise price for such shares and the number and kind of shares available for awards to be granted under the Stock Plan will automatically be adjusted to reflect any share dividend, sub-division, consolidation, exchange of shares, merger or other change in capitalization with a similar substantive effect upon the Stock Plan or the awards granted under the Stock Plan. The Committee will have the power and sole discretion to determine the amount of the adjustment to be made in each case. If we enter into a merger, outstanding awards will be subject to the terms of the merger agreement or applicable reorganization arrangements and may give rise to the substitution of new awards for awards received under the Stock Plan, acceleration of vesting or expiration or settlement in cash or cash equivalents.

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Amendment and termination of the Stock Plan

Amendment

The Committee may amend the Stock Plan at any time and for any reason, except that no amendment may, without the consent of the participant, materially adversely affect the rights of a participant under an award. Moreover, in general, no amendment of the Stock Plan may (a) materially increase the benefits accruing to participants, (b) materially increase the aggregate number of securities that may be issued, or (c) materially modify the requirements for participation, unless such amendment is approved by a majority of votes cast by the stockholders of our company in accordance with applicable stock exchange rules. Notwithstanding the foregoing, the Committee may amend the Stock Plan as deemed necessary or advisable for the purpose of conforming the Plan or an award to any applicable law. Further, if any award under the Stock Plan would be considered “deferred compensation” under Code Section 409A, the Committee may unilaterally amend the Stock Plan or the applicable award agreement, without the consent of the participant, to avoid the application of, or to maintain compliance with, Code Section 409A.

Termination

The Committee may terminate the Stock Plan at any time and for any reason, except that no such termination may, without the consent of the participant, materially adversely affect the rights of a participant under an award.

No repricing

In general, no adjustment or reduction of the exercise price of any outstanding option or SAR in the event of a decline in our common stock price is permitted without approval by the stockholders of our company.

Clawback policy

All awards, amounts and benefits received under the Stock Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable company clawback policy or any applicable law.

$1 million limit

Code Section 162(m)

A U.S. income tax deduction for our company generally will be unavailable for annual compensation in excess of $1 million paid to a “covered employee” (our Chief Executive Officer and three other most highly compensated executive officers other than the Chief Financial Officer). However, amounts that constitute “performance-based compensation” under Code Section 162(m) are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the Stock Plan will satisfy the requirements for “performance-based compensation.” The Committee may designate whether any stock awards granted to any participant are intended to be “performance-based compensation.” Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

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Performance measures

The performance measures that may be used for awards designated as intended to be “performance-based compensation” will be based on any one or more of the following performance measures as selected by the Committee: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); expense ratio; efficiency ratio; increase in revenue; operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; charge offs; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals or goals relating to acquisitions or divestitures. Performance measures may be based on the performance of our company as a whole or of any one or more affiliates, business units of the company or an affiliate or a specific, or group of, product lines, and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

U.S. Federal Income Tax Considerations

The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the Stock Plan. The following summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Nonqualified stock options

The grant of a nonqualified stock option generally will not result in taxable income to the participant. Except as described below, the participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and we generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive stock options

The grant of an ISO generally will not result in taxable income to the participant. The exercise of an ISO generally will not result in taxable income to the participant, provided that the participant was, without a break in service, an employee of our company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of exercise of an ISO over the exercise price generally will be an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant generally will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the ISO or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price generally will be taxed to the participant as capital gain. A capital loss generally will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we generally will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount generally will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

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Stock appreciation rights

The grant of an SAR generally will not result in taxable income to the participant. Upon exercise of an SAR, the fair market value of shares received generally will be taxable to the participant as ordinary income and we will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock awards

A participant who has been granted a stock award, such as a restricted stock or other share-based award, generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and we will be entitled to a corresponding deduction.

Withholding of taxes

We are entitled to withhold the amount of any withholding or other tax required by law to be withheld or paid by us in relation to the amount payable and/or shares issuable to an award holder and we may defer payment of cash or issuance of shares upon exercise or vesting of an award unless indemnified to our satisfaction against any liability for any taxes. Subject to approval by the Committee, any withholding obligations may be satisfied (a) through cash payment by the participant; (b) through the surrender of shares of our common stock that the participant already owns or (c) through the surrender of shares of our common stock to which the participant is otherwise entitled under the Stock Plan. The shares withheld from awards may only be used to satisfy our minimum statutory withholding obligation.

Change in Control

Any acceleration of the vesting or payment of awards under the Stock Plan in the event of a change in control of our company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by us.

Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Stock Plan. A participant may also be subject to state, local and foreign taxes in connection with the grant of awards under the Stock Plan. We strongly encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Vote Required

Assuming a quorum is present, the approval of the Amendment requires the approval of a majority of the votes cast at the annual meeting. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to the approval of the Amendment.

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Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

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PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected and appointed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2012. Kost Forer Gabbay & Kasierer audited our consolidated financial statements as of and for the years ended December 31, 2011 and 2010. Although ratification by stockholders is not required by law or by our bylaws, the Audit Committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Kost Forer Gabbay & Kasierer, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

Representatives of Kost Forer Gabbay & Kasierer are not expected to be present at the annual meeting; however, they are expected to be available by telephone to respond to appropriate questions.

Fees

The following table sets forth the aggregate fees billed to us by our principal accountant, Kost Forer Gabbay & Kasierer, for professional services rendered on behalf of our company and its subsidiary for fiscal years 2011 and 2010, as well as all out-of-pocket costs incurred in connection with these services (amounts in thousands).

	2011	2010
Audit Fees	$101,000	$95,500
Audit-Related Fees	—	—
Tax Fees	3,800	29,100
All Other Fees	2,400	230,000
Total	$107,200	$354,600

Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, the review of the semi-annual financial statements included in our regulatory filings on AIM, and audit services provided in connection with other statutory and regulatory filings.

Tax Fees. Tax Fees include professional services related to tax compliance, tax advice and tax planning, including, but not limited to, the preparation of federal and state tax returns.

All Other Fees. All Other Fees include professional services related to non-audit related services, primarily relating to our U.S. initial public offering.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services provided to us by the independent auditors. All of the fiscal year 2010 and 2011 audit and non-audit services were pre-approved by the Audit Committee of our Board of Directors.

Vote Required

Assuming a quorum is present, the ratification of the appointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm requires the approval of a majority of the votes cast at the annual meeting. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your bank, broker or other nominee may vote your shares in its discretion with respect to this proposal.

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Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

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AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we incorporate it by specific reference.

The undersigned members of the Audit Committee of the Board of Directors of Medgenics, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2011 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for Medgenics, Inc. for the fiscal year ended December 31, 2011.

2.	The Audit Committee has discussed with representatives of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2011 be included in Medgenics, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

Submitted by the Audit Committee:

Joel Kanter, Chairman

Gary Brukardt

Alastair Clemow

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OTHER MATTERS BEFORE THE ANNUAL MEETING

The Board of Directors does not know of any other matters that may come before the annual meeting. However, if any other matters are properly presented to the annual meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

Andrew L. Pearlman

Chief Executive Officer and President

San Francisco, California

March 9, 2012

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APPENDIX A

MEDGENICS, INC.

STOCK INCENTIVE PLAN

As Amended and Restated Effective March 5, 2012

Article I

Purpose and Adoption of the Plan

1.01    Purpose. The Medgenics, Inc. Stock Incentive Plan (the “Incentive Plan”) was adopted by the Company to assist the Company and its Affiliates in attracting and retaining valued employees, directors, consultants and advisors; to act as an incentive in motivating selected employees, directors, consultants and advisors to achieve long-term corporate objectives; and to allow those employees, directors, consultants and advisors to share the benefits of future growth in the value of the Company that they help to create by providing them with the opportunity to acquire shares of Common Stock.

1.02    Adoption and Term. The Incentive Plan was originally approved by the Board and became effective as of March 31, 2006. The “Effective Date” of this amended and restated Incentive Plan is March 5, 2012, subject to approval of the Incentive Plan by the stockholders of the Company. No Awards may be granted under the Incentive Plan after the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner. The Incentive Plan shall remain in effect as long as any Awards are outstanding hereunder.

Article II

Definitions

For the purposes of the Incentive Plan, capitalized terms shall have the following meanings:

2.01     Affiliate. “Affiliate” means any corporation or other entity which would be a subsidiary corporation with respect to the Company as defined in Section 424(f) of the Code.

2.02     Award. “Award” means any award of an Option, Stock Appreciation Rights, Restricted Stock, Stock Unit or other stock-based grant under the Incentive Plan. Any Award under the Incentive Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant.

2.03     Award Agreement. “Award Agreement” means a written agreement (in whatever medium prescribed by the Committee) between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Incentive Plan. Such document is referred to as an agreement regardless of whether any Participant signature is required.

2.04     Beneficiary. “Beneficiary” means an individual, trust, or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Incentive Plan and an Award Agreement upon the Participant’s death.

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2.05         Board. “Board” means the Board of Directors of the Company.

2.06        Change in Control. “Change in Control” means any one of the following events:

(a)  consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended from time to time (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company;

(b)  the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board; or

(c)  the consummation of: (1) a merger or consolidation to which the Company is a party if the stockholders immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Company’s voting securities outstanding immediately before such merger or consolidation or (2) a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately after such acquisition is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock immediately prior to such acquisition.

Further notwithstanding the foregoing, in the event that any Award constitutes deferred compensation, and the settlement of, or distribution of benefits under such Award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” under Code Section 409A.

2.07       Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

2.08       Common Stock. “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

2.09       Committee. “Committee” means the Committee acting under Section 3.01 below.

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2.10    Company. “Company” means Medgenics, Inc., a Delaware corporation, and any successor company.

2.11    Date of Grant. “Date of Grant” means the date designated by the Board as the date as of which it grants an Award, which shall not be earlier than the date on which the Board approves the granting of the Award.

2.12    Disability. “Disability” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s employees.

2.13    Effective Date. “Effective Date” is defined in Section 1.02 of the Incentive Plan.

2.14    Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.15    Exercise Price. “Exercise Price” means the price established with respect to an Option or Stock Appreciation Right pursuant to Section 6.01(b) below.

2.16    Fair Market Value. “Fair Market Value” means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq National Market System (“NMS”), the closing sales price of the Common Stock on the exchange or NMS, as the case may be, on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale; or (ii) if none of the above apply, the closing bid price as reported by the Nasdaq SmallCap Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if none of the above apply, the last reported bid price published in the “pink sheets” or displayed on the National Association of Securities Dealers, Inc. (“NASD”), Electronic Bulletin Board, as the case may be; or (iv) if none of the above apply, the fair market value of the Common Stock as determined by the Board in accordance with Code Sections 409A and 422, to the extent required.

2.17    Incentive Plan. “Incentive Plan” means the Medgenics, Inc. Stock Incentive Plan described in this document and as it may be amended from time to time.

2.18    Incentive Stock Option. “Incentive Stock Option” means a stock option within the meaning of Section 422 of the Code.

2.19    Merger. “Merger” means any merger, reorganization, consolidation, share exchange, transfer of assets, or other transaction having a similar effect involving the Company.

2.20    Non-Qualified Stock Option. “Non-Qualified Stock Option” means a stock option which is not an Incentive Stock Option.

A-3

2.21    Non-Vested Share. “Non-Vested Share” means shares of the Company Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant’s Options pursuant to such Participant’s Award Agreement, as permitted in Section 6.06 below.

2.22    Option. “Option” means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Incentive Plan.

2.23    Participant. “Participant” means a person who is granted, and currently holds, an Award in accordance with the Incentive Plan.

2.24    Performance-Based Compensation. “Performance-Based Compensation” has the meaning ascribed to such term in Code Section 162(m).

2.25    Purchase Price. “Purchase Price” means the amount that a Participant is or may be required to pay with respect to an Award of Restricted Stock under Article VII below or with respect to an Award of stock purchase rights under Section 8.01 below.

2.26    Restricted Stock. “Restricted Stock” means an Award consisting of shares of Common Stock subject to the restrictions granted under Article VII below.

2.27    Stock Appreciation Rights. “Stock Appreciation Rights” means Awards granted in accordance with Section 6.02 below.

2.28    Stock Unit. “Stock Unit” means a unit of value, equal at any relevant time to the Fair Market Value of a share of Common Stock, established by the Board as a means of measuring the value of a Participant’s Stock Unit Account.

2.29    Stock Unit Account. “Stock Unit Account” means the bookkeeping account maintained by the Committee on behalf of each Participant who is credited with Stock Units and dividend equivalents thereon pursuant to Section 8.02 below.

2.30    Termination of Service. “Termination of Service” means the termination of a person’s status as a director and an employee, and termination of a business relationship with a consultant, advisor or any other Participant who is neither an employee nor a member of the Board. Subject to the terms of Code Section 409A and the regulations promulgated thereunder, a leave of absence shall not be considered a Termination of Service for purposes of the Incentive Plan.

Article III

Administration

3.01    Committee. The Incentive Plan shall be administered by the Committee. The Committee shall be selected by the Board. At any time the Common Stock is publicly traded, the Committee shall be comprised of two (2) or more members of the Board, each of whom is (a) a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act), (b) an “outside director” (within the meaning of Code Section 162(m)) and (c) an “independent director” (within the meaning of applicable stock exchange rules). Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Incentive Plan that would otherwise be the responsibility of the Committee.

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3.02       Powers of the Committee. The Committee’s administration of the Incentive Plan shall be subject to the following:

(a)      Subject to the provisions of the Incentive Plan, the Committee will have the authority and discretion to select from among the employees, directors and service providers of the Company or its Affiliates those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 9.14 below) to cancel or suspend Awards.

(b)      The Committee will have the authority and discretion to interpret the Incentive Plan, to establish, amend and rescind any rules and regulations relating to the Incentive Plan, and to make all other determinations that may be necessary or advisable for the administration of the Incentive Plan.

(c)      Any interpretation of the Incentive Plan by the Committee and any decision made by it under the Incentive Plan are final and binding on all persons.

(d)      The Committee shall make decisions by a majority vote of its members.

(e)      In controlling and managing the operation and administration of the Incentive Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable state corporate law.

3.03     Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Incentive Plan, or as may be necessary to comply with the exemptive provisions of Rule 16b-3 under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Incentive Plan to eligible persons who are either: (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such Award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Incentive Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  Any such allocation or delegation may be revoked by the Committee at any time.  To the extent permitted by applicable law and resolution of the Board, the Committee may delegate all or any part of its responsibilities to any officer of the Company.

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3.04       Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Incentive Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Incentive Plan.

3.05       Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Incentive Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Incentive Plan, and the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions and valuations of any such persons.

Article IV

Stock

4.01       Number of Shares. The maximum number of shares authorized to be issued under the Incentive Plan shall be 2,478,571 shares of the Company’s Common Stock (all of which may be granted as Incentive Stock Options); provided, however, that for so long as the Company’s Common Stock is admitted for trading on the Official List of the United Kingdom Listing Authority or on AIM, the market operated by London Stock Exchange plc, on the date of grant of any Award hereunder (the “Relevant Grant Date”), the aggregate number of shares in respect of which Awards granted on or after December 4, 2007 and which remain outstanding and unexercised shall not exceed 12% of the number of shares of the Company’s Common Stock issued and outstanding on the Relevant Grant Date. The number of shares available for issuance under the Incentive Plan (including the number that may be granted as Incentive Stock Options) shall be subject to adjustment in accordance with Section 9.07 below. The shares to be offered under the Incentive Plan shall be authorized and unissued shares of Common Stock, or issued shares of Common Stock that have been reacquired by the Company in private or public transactions.

4.02       Reuse of Shares.

(a)       To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or Beneficiary for any reason, including because the Award is forfeited, canceled or settled in cash, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock authorized to be issued under the Incentive Plan and shall again become eligible for issuance under the Incentive Plan.

(b)       With respect to Stock Appreciation Rights that are settled in shares, only shares actually delivered shall be counted for purposes of determining the maximum number of shares of Common Stock authorized to be issued under the Incentive Plan.

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(c)       If the Exercise Price of any Option is satisfied by the tendering of shares to the Company (whether by actual delivery or by attestation and whether or not such tendered shares were acquired pursuant to an Award), only the number of shares delivered net of the shares tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock authorized to be issued under the Incentive Plan.

(d)       If the withholding tax liabilities arising from an Award are satisfied by the tendering of shares to the Company (whether by actual delivery or by attestation and whether or not such tendered shares were acquired pursuant to an Award) or by the withholding of shares by the Company, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock authorized to be issued under the Incentive Plan and shall again become eligible for issuance under the Incentive Plan.

4.03       Limitations on Grants to Individuals. The following limitations shall apply with respect to Awards:

(a)       Options and Stock Appreciation Rights.  The maximum number of shares of Common Stock that may be subject to Options or Stock Appreciation Rights granted to any one Participant during any calendar year that are intended to be Performance-Based Compensation, and then only to the extent that such limitation is required by Code Section 162(m), shall be 300,000. For purposes of this Section 4.03(a), if an Option is granted in tandem with a Stock Appreciation Right, such that the exercise of the Option or Stock Appreciation Right with respect to a share cancels the tandem Stock Appreciation Right or Option, respectively, with respect to such share, the tandem Option and Stock Appreciation Right with respect to each share shall be counted as covering one share for purposes of applying the limitations of this Section 4.03(a).

(b)       Stock Awards.  The maximum number of shares of Common Stock that may be subject to Restricted Stock Awards or other stock-based Awards that are granted to any one Participant during any calendar year and are intended to be Performance-Based Compensation, and then only to the extent that such limitation is required by Code Section 162(m), shall be 300,000.

(c)       Stock-Based Awards Settled in Cash.  The maximum dollar amount that may be payable to any one Participant pursuant to cash-settled stock-based Awards that are granted to any one Participant during any calendar year and are intended to be Performance-Based Compensation, and then only to the extent that such limitation is required by Code Section 162(m), shall be $300,000.

(d)       Dividends, Dividend Equivalents and Earnings.  For purposes of determining whether an Award is intended to be qualified as Performance-Based Compensation under the foregoing limitations of this Section 4.03, (i) the right to receive dividends and dividend equivalents with respect to any Award that is not yet vested shall be treated as a separate Award, and (ii) if the delivery of any shares or cash under an Award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

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(e)       Partial Performance. Notwithstanding the preceding provisions of this Section 4.03, if in respect of any performance period or restriction period, the Committee grants to a Participant Awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to Awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period or restriction period in respect of which the Committee grants to such Participant an Award intended to qualify as Performance-Based Compensation, subject to adjustment pursuant to Section 9.07 below.

4.04       Delivery of Shares. Delivery of shares of Common Stock or other amounts under the Incentive Plan shall be subject to the following:

(a)       Compliance with Applicable Laws.  Notwithstanding any other provision of the Incentive Plan, the Company shall have no obligation to deliver any shares of Common Stock or make any other distribution of benefits under the Incentive Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act of 1933, as amended from time to time), and the applicable requirements of any securities exchange or similar entity.

(b)       Certificates.  To the extent that the Incentive Plan provides for the issuance of shares of Common Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

Article V

Participation

5.01       Eligible Participants. Participants in the Incentive Plan shall be employees, directors, consultants and advisors of the Company or an Affiliate that the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate the person to receive Awards in any other year. The Committee shall consider those factors it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards.

Article VI

Stock Options & Stock Appreciation Rights

6.01       Option Awards.

(a)       Grant of Options. The Committee may grant, to Participants who the Committee may select, Options entitling the Participants to purchase shares of Common Stock from the Company in the amount, at the price, on the terms, and subject to the conditions, not inconsistent with the terms of the Incentive Plan, that may be established by the Committee. The terms of any Option granted under the Incentive Plan shall be set forth in an Award Agreement.

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(b)       Exercise Price of Options. Subject to Section 6.01(d) below with respect to Incentive Stock Options, the Exercise Price of each Option for purchase of shares of Common Stock under any Option granted under the Incentive Plan shall be determined by the Committee and shall be set forth in the Award Agreement. Except as provided in Section 9.07 below, the Exercise Price will not be less than One Hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.

(c)       Designation of Options. Except as otherwise expressly provided in the Incentive Plan, the Committee may designate an Option as an Incentive Stock Option or a Non-Qualified Stock Option at the time the grant is made; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company or an Affiliate on the Date of Grant.

(d)       Special Incentive Stock Option Rules. No Participant may be granted Incentive Stock Options under the Incentive Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by the Participant in any one calendar year. Notwithstanding any other provision of the Incentive Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Common Stock as of the Date of Grant and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant. All or a portion of any Incentive Stock Option granted under the Incentive Plan that does not qualify as an Incentive Stock Option for any reason shall be deemed to be a Non-Qualified Stock Option. In addition, any Incentive Stock Option granted under the Incentive Plan may be unilaterally modified by the Committee to disqualify such stock option from Incentive Stock Option treatment such that it shall become a Non-Qualified Stock Option.

(e)       Rights as a Stockholder. A Participant or a transferee of an Option pursuant to Section 9.03 below shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee becomes the holder of record of the shares, and no adjustment shall be made to the shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee became the holder of record of any of the shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 9.07 below.

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6.02       Stock Appreciation Rights.

(a)        Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with or by reference to Options granted prior to or simultaneously with the grant of such rights to the same Participant. Stock Appreciation Rights may be granted in tandem with or by reference to a related Option, in which event the Participant may elect to exercise either the Option or the Stock Appreciation Right, but not both, as to the same share subject to the Option and the Stock Appreciation Right, or the Stock Appreciation Right may be granted independently of a related Option. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c) below.

(b)        Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under the Incentive Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Exercise Price of such Options. Except as provided in Section 9.07 below, the Exercise Price will not be less than One Hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.

(c)        Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date.

6.03       Terms of Stock Options & Stock Appreciation Rights.

(a)        Conditions on Exercise. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain conditions or restrictions as determined by the Committee at the time of grant.

(b)        Duration of Options. Unless otherwise provided in an Award Agreement, Options and/or Stock Appreciation Rights shall terminate after the first to occur of the following events:

(i)     termination of the Award as provided in Section 6.03(e) below, following the applicable Participant’s Termination of Service; and

(ii)    ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d) above).

(c)        Acceleration of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option and/or Stock Appreciation Right prior to the time the Award would otherwise vest under the terms of the related Award Agreement.

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(d)        Extension of Exercise Time. In addition to the extensions permitted under Section 6.03(e) below in the event of Termination of Service, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option and/or Stock Appreciation Right after its expiration date described in Section 6.03(e) below, subject, however, to the limitations described in Section 6.03(b) (ii) above.

(e)        Exercise of Options Upon Termination of Service. Unless otherwise provided in an Award Agreement, the following rules shall govern the treatment of Options and/or Stock Appreciation Rights upon Termination of Service:

(i)        Termination of Options and/or Stock Appreciation Rights Upon Termination of Service.

(A)     Termination Other Than Due to Death or Disability. In the event of a Participant’s Termination of Service for any reason other than death or Disability, the right of the Participant to exercise any vested Options and/or Stock Appreciation Rights shall, unless the exercise period is extended by the Committee in accordance with Section 6.03(d) above, terminate upon the earlier of: (I) ninety (90) days after the date of the Termination of Service; and (II) the date of expiration of the Options and/or Stock Appreciation Rights determined pursuant to Section 6.03(b) (ii) above.

(B)     Death or Disability. In the event of a Participant’s Termination of Service by reason of the Participant’s death or Disability, the right of the Participant to exercise any vested Options and/or Stock Appreciation Rights shall, unless the exercise period is extended by the Committee in accordance with Section 6.03(d) above, terminate upon the earlier of: (I) one year after the date of the Termination of Service; and (II) the date of expiration of the Options and/or Stock Appreciation Rights determined pursuant to Section 6.03(b) (ii) above.

(ii)        Termination of Unvested Options Upon Termination of Service. Subject to Section 6.06 below, to the extent the right to exercise Options and/or Stock Appreciation Rights, or any portion thereof, has not vested as of the date of Termination of Service, the right shall expire on the date of Termination of Service regardless of the reason for the Termination of Service.

6.04       Exercise Procedures. Each Option and Stock Appreciation Right granted under the Incentive Plan shall be exercised under such procedures and by such methods as the Committee may establish or approve from time to time. The payment of the Exercise Price of an Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Common Stock acceptable to the Committee and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Common Stock acquired upon exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by payment through a net exercise such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of shares of Common Stock equal in value to (i) the number of shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on such date as is determined by the Committee) less the Exercise Price, and the denominator of which is such Fair Market Value (the number of net shares to be received shall be rounded down to the nearest whole number of shares); (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee or (f) by any combination thereof. The Participant may not transfer to the Company in satisfaction of the Exercise Price any fractional share of Common Stock.

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6.05       Change in Control. Unless otherwise stated in the Award Agreement, in the event of a Change in Control, all Options and/or Stock Appreciation Rights outstanding as of the effective date of the Change in Control that have not previously vested or terminated under the terms of the applicable Award Agreement shall be immediately and fully vested and exercisable; provided however, for purposes of this Section 6.05, unless otherwise determined by the Committee, no Change in Control of the Company shall be deemed to have occurred for purposes of determining a Participant’s rights under the Incentive Plan if (i) the Participant is a member of a group that first announces a proposal which, if successful, would result in a Change in Control, which proposal (including any modifications thereof) is ultimately successful, or (ii) the Participant acquires or otherwise owns a two percent or more equity interest in the entity that ultimately acquires the Company pursuant to the transaction described in clause (i) of this Section 6.05.

6.06       Early Exercise. An Award Agreement may provide the Participant the right to exercise the Option in whole or in part prior to the date the Option is fully vested. The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later date. In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a repurchase right in favor of the Company with terms established by the Committee. The Committee shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant.

Article VII

Restricted Stock

7.01       Restricted Stock Awards. The Committee may grant to any Participant an Award of a number of shares of Common Stock subject to the terms, conditions, and restrictions as determined by the Committee. Such restrictions may be based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock, or other criteria, as determined by the Committee. The terms of any Restricted Stock Award granted under the Incentive Plan shall be set forth in an Award Agreement that shall contain provisions determined by the Committee and not inconsistent with the Incentive Plan.

(a)       Issuance of Restricted Stock. As soon as practicable after the Date of Grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on its books the number of shares of Restricted Stock awarded to the Participant, and the shares shall be issued in the name of the Participant. In the discretion of the Committee, the Restricted Stock may be subject to forfeiture to the Company as of the Date of Grant if an Award Agreement for the Restricted Stock covered by the Award is not signed by the Participant and timely returned to the Company. Until the lapse or release of all forfeiture restrictions applicable to an Award of Restricted Stock, the share certificates representing the Restricted Stock may be held, in the Company’s discretion, in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.

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(b)       Stockholder Rights. Beginning on the Date of Grant of a Restricted Stock Award, subject to execution of the related Award Agreement and the provisions contained therein, the Participant shall become a stockholder of the Company with respect to the shares of Restricted Stock subject to the Award Agreement and shall have all of the rights of a holder of Common Stock, including, but not limited to, the right to vote and to receive dividends; provided, however, that any Common Stock or other securities distributed as a dividend or otherwise related to any Restricted Stock on which the Award Agreement restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Stock and held or restricted as provided in Section 7.01(a) above.

(c)       Restriction on Transferability. No Restricted Stock may be assigned or transferred (other than by will or the laws of descent and distribution or to an inter vivos trust under which the Participant is treated as the owner under Sections 671 through 677 of the Code), pledged, or sold prior to the lapse of the restrictions applicable to them.

(d)       Delivery of Stock Upon Vesting. Upon expiration or termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee in the Award Agreement, or at any earlier time provided under the provisions of Section 7.03 below, the restrictions applicable to the Restricted Stock shall lapse. After the lapse of such restrictions, the Company shall, subject to the requirements of Section 9.04 below, promptly deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all forfeiture restrictions (but not free of any transfer restrictions applicable to Common Stock generally or under the terms of an Award Agreement).

7.02       Terms of Restricted Shares.

(a)       Forfeiture of Restricted Shares. Subject to Sections 7.02(b) and 7.03 below, Restricted Stock shall be forfeited and returned to the Company and all rights of the Participant with respect to the Restricted Stock shall terminate in the event of a Termination of Service occurring prior to the expiration of the forfeiture period for the Restricted Stock and the Participant satisfies any and all other conditions set forth in the Award Agreement.

(b)       Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death or Disability of the Participant or a material change in circumstances arising after the date of an Award) and subject to any terms and conditions (including forfeiture of a proportionate number of shares of Restricted Stock) that the Committee may deem appropriate.

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7.03       Change in Control. Unless otherwise stated in the Award Agreement, in the event of a Change in Control, all restrictions applicable to a Restricted Stock Award shall terminate fully (other than the transfer or other restrictions generally applicable to Common Stock) and the Participant shall immediately have the right to the delivery of share certificates for the Restricted Stock in accordance with Section 7.01(d) above. Notwithstanding the foregoing, unless otherwise determined by the Committee, no Change in Control of the Company shall be deemed to have occurred for purposes of determining a Participant’s rights under the Incentive Plan if (i) the Participant is a member of a group that first announces a proposal which, if successful, would result in a Change in Control, which proposal (including any modifications thereof) is ultimately successful, or (ii) the Participant acquires or otherwise owns a two percent or more equity interest in the entity that ultimately acquires the Company pursuant to the transaction described in clause (i) of this Section 7.03.

Article VIII

Other Stock-Based Awards

8.01       Grant of Other Stock-Based Awards. Other stock-based Awards, consisting of stock purchase rights, restricted stock unit Awards, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Incentive Plan. Subject to the provisions of the Incentive Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other terms and conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Company and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Incentive Plan with respect to such Award.

8.02       Terms of Other Stock-Based Awards. Unless otherwise provided in the Award Agreement, Awards made pursuant to this Article VIII shall be subject to the following:

(a)        Any Common Stock subject to Awards made under this Article VIII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)         The recipient of an Award under this Article VIII shall be entitled to receive interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award, subject to any terms as may be established by the Committee.

(c)         If the vesting of an outstanding Award is conditioned upon the achievement of performance measures, then the Award shall be subject to the following:

(i)     If, at the time of the Change in Control, the established performance measures are less than fifty percent (50%) attained (as determined in the sole discretion of the Committee, based upon a pro rata determination through the date of the Change in Control), then such Award shall become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being fifty percent (50%).

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(ii)     If at the time of the Change in Control, the established performance measures are at least fifty percent (50%) attained (as determined in the sole discretion of the Committee, based upon a pro rata determination through the date of the Change in Control), then such Award shall become fully vested and exercisable.

Article IX

Terms Applicable to All Awards Granted under the Incentive Plan

9.01       Plan Provisions Control Award Terms. The terms of the Incentive Plan shall govern all Awards granted under the Incentive Plan, and the Committee may not grant any Award under the Incentive Plan that contains terms that are contrary to any of the provisions of the Incentive Plan. In the event any provision of any Award granted under the Incentive Plan conflicts with any term in the Incentive Plan as in effect on the Date of Grant of the Award, the terms of the Incentive Plan shall control. Except as provided in Sections 9.05 and 9.07 below, the terms of any Award granted under the Incentive Plan may not be changed after the Date of Grant of the Award in a manner that would materially decrease the value of the Award without the express written approval of the Participant.

9.02       Award Agreement. No person shall have any rights under any Award granted under the Incentive Plan unless and until the Company and the Participant to whom the Award was granted have executed and delivered an Award Agreement or the Participant has received and acknowledged notice of the Award authorized by the Committee expressly granting the Award to the Participant and containing provisions setting forth the terms of the Award.

9.03       Limitation on Transfer. Except as may be provided in the applicable Award Agreement, a Participant’s rights and interest under the Incentive Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Incentive Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Incentive Plan following the death of the Participant.

9.04       Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company regarding any amount payable and/or shares issuable under the Participant’s Award or regarding any income recognized upon a disqualifying disposition (i.e., a disposition prior to the expiration of the required holding periods) of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any taxes. Except as otherwise provided by the Committee, any withholding obligations may be satisfied (a) through cash payment by the Participant; (b) through the surrender of shares of Common Stock that the Participant already owns or (c) through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Incentive Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company’s minimum statutory withholding obligation.

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9.05       Code Section 409A. The Incentive Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted and administered accordingly. The Company does not guarantee that any benefits that may be provided under the Incentive Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered “deferred compensation” under Code Section 409A, the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Incentive Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Incentive Plan or an Award Agreement pursuant to this Section 9.05 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award shall be deemed to constitute the Participant’s acknowledgement of, and consent to, the rights of the Committee under this Section 9.05, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Incentive Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute deferred compensation, if such discretionary authority would contravene Code Section 409A.

9.06       Performance-Based Compensation. Any Award that is intended to be Performance-Based Compensation shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be Performance-Based Compensation shall occur during the period required under Code Section 162(m).

(a)       Performance Measures.  The performance measures described in this Section 9.06 may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); expense ratio; efficiency ratio; increase in revenue; operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; charge offs; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals or goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Affiliates, business units of the Company or an Affiliate or a specific, or group of, product lines, and may be measured relative to a peer group, an index or a business plan.

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(b)       Partial Achievement.  The terms of an Award may provide that partial achievement of the performance measures may result in payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 4.03 above.

(c)       Extraordinary Items.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws and (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(d)      Adjustments. Pursuant to this Section 9.06, in certain circumstances the Committee may adjust performance measures; provided, however, that no adjustment may be made with respect to an Award that is intended to be Performance-Based Compensation, except to the extent the Committee exercises such negative discretion as is permitted under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may (i) adjust, change or eliminate the performance measures or change the applicable performance period or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

9.07       Adjustments to Reflect Capital Changes.

(a)       Recapitalization. To the extent permitted under Code Section 409A and to the extent applicable, the number and kind of shares subject to outstanding Awards, the Exercise Price for the shares, the number and kind of shares available for Awards to be granted under the Incentive Plan shall be automatically adjusted to reflect any stock dividend, stock split, combination or exchange of shares, Merger, consolidation, or other change in capitalization with a similar substantive effect upon the Incentive Plan or the Awards granted under the Incentive Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case and shall have the right to prevent such automatic adjustment upon a determination that such adjustment would inappropriately increase or decrease the intended Award to the Participant.

(b)       Merger. In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

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(c)       Awards to Replace Awards of Acquired Companies. After any Merger in which the Company or an Affiliate is a surviving corporation, the Board may grant substituted Awards under the provisions of the Incentive Plan, generally consistent with Sections 409A and 424 of the Code, in replacement of awards granted under a plan of another party to the Merger whose shares of stock to be issued under the old awards may no longer be issued following the Merger. The terms and conditions of such replacement Awards shall be as determined by the Committee in its sole discretion.

(d)       No Repricing. Notwithstanding any provision of the Incentive Plan to the contrary, no adjustment or reduction of the Exercise Price of any outstanding Option or Stock Appreciation Right in the event of a decline in Common Stock price shall be permitted without approval by the stockholders of the Company or as otherwise expressly provided under Section 9.07(a) above. The foregoing prohibition includes (i) reducing the Exercise Price of outstanding Options or Stock Appreciation Rights, (ii) cancelling outstanding Options or Stock Appreciation Rights in connection with the granting of Options or Stock Appreciation Rights with a lower Exercise Price to the same individual, (iii) cancelling Options or Stock Appreciation Rights with an Exercise Price in excess of the current Fair Market Value in exchange for a cash or other payment and (iv) taking any other action that would be treated as a repricing of Options or Stock Appreciation Rights under the rules of the primary securities exchange or similar entity on which the shares of Common Stock are listed.

9.08       No Implied Rights.

(a)       No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Incentive Plan acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion, may set aside in anticipation of a liability under the Incentive Plan.  A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable or distributable under the Incentive Plan, unsecured by any assets of the Company, and nothing contained in the Incentive Plan shall constitute a guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

(b)       No Contractual Right to Employment or Future Awards.  The Incentive Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or an Affiliate or any right or claim to any benefit under the Incentive Plan, unless such right or claim has specifically accrued under the terms of the Incentive Plan.  Except as otherwise provided in the Incentive Plan, no Award under the Incentive Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

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9.09       Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Incentive Plan shall not be included in the determination of benefits under any pension, group insurance, or other benefit plan applicable to the Participant that is maintained by the Company, except as may be provided under the terms of those plans or determined by the Committee.

9.10      Governing Law. The Incentive Plan, and all Awards granted hereunder, and all actions taken in connection herewith, except as superseded by applicable federal law, shall be interpreted, construed, and enforced and its construction and performance shall be governed by the internal laws of the State of Delaware.

9.11      No Strict Construction. No rule of strict construction shall be implied against the Company, the Board, the Committee, or any other person in the interpretation of any of the terms of the Incentive Plan, any Award granted under the Incentive Plan, or any rule or procedure established by the Committee that relates to the Incentive Plan.

9.12      Captions. The captions and Section headings used in the Incentive Plan are for convenience only, do not constitute a part of the Incentive Plan, and shall not be deemed to limit, characterize, or affect in any way any provision of the Incentive Plan, and all provisions of the Incentive Plan shall be construed as if no captions or headings had been used in the Incentive Plan.

9.13      Severability. Each part of the Incentive Plan is intended to be several. If any term, covenant, condition, or provision of the Incentive Plan is determined by a court of competent jurisdiction to be illegal, invalid, or unenforceable for any reason whatsoever, that determination shall not affect the legality, validity, or enforceability of the remaining parts of the Incentive Plan, and all remaining parts shall be legal, valid, and enforceable and have full force and effect as if the illegal, invalid, and/or unenforceable part had not been included.

9.14       Amendment and Termination.

(a)       Amendment. The Committee shall have complete power and authority to amend the Incentive Plan at any time and for any reason; provided, however, that no termination or amendment of the Incentive Plan may, without the consent of the Participant (or, if the Participant is not then living, the affected Beneficiary) to whom any Award has previously been granted under the Incentive Plan, materially adversely affect the rights of the Participant or Beneficiary under that Award; and provided, further, that no amendment may (i) materially increase the benefits accruing to Participants under the Incentive Plan, (ii) materially increase the aggregate number of securities that may be issued under the Incentive Plan, other than pursuant to Section 9.07(a) above, or (iii) materially modify the requirements for participation in the Incentive Plan, unless the amendment under (i), (ii) or (iii) immediately above is approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

(b)       Termination. The Committee shall have the right and the power to terminate the Incentive Plan at any time and for any reason. No Award shall be granted under the Incentive Plan after the termination of the Incentive Plan, but the termination of the Incentive Plan shall not affect any Award outstanding at the time of the termination of the Incentive Plan.

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(c)       Amendment to Conform to Law. Notwithstanding any provision of the Incentive Plan or an Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any applicable law. By accepting an Award, the Participant shall be deemed to have acknowledged and consented to any amendment to an Award made pursuant to this Section 9.14(c) without further consideration or action.

9.15       Further Assurances. As a condition to receipt of any Award under the Incentive Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Incentive Plan.

9.16       Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Incentive Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Incentive Plan, as the Committee shall require.

9.17       Evidence.  Evidence required of anyone under the Incentive Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

9.18       Successors.  All obligations of the Company under the Incentive Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, Merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

9.19       Indemnification. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Incentive Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

9.20       No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Common Stock shall be issued or delivered pursuant to the Incentive Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

9.21       Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Incentive Plan or any Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below. Such notices, demands, claims and other communications shall be deemed given:

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(a)        in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)        in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)        in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received; provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resource officer and Corporate Secretary.

9.22       Use of Term. Unless otherwise provided herein, the term “person” when referred to in the Incentive Plan or any Award Agreement may refer to an individual or an entity.

9.23       Clawback Policy. Any Award, amount or benefit received under the Incentive Plan shall be subject to potential cancellation, recoupment, rescission, payback or other similar action in accordance with the terms of any applicable Company clawback policy (the “Policy”) or any applicable law. A Participant’s receipt of an Award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (a) the Policy and any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action.

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FORM OF U.S. PROXY CARD

PROXY	PROXY

MEDGENICS, INC.
555 California Street, Suite 365
San Francisco, California 94104

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDGENICS, INC.

The undersigned hereby appoints Andrew L. Pearlman and Eugene A. Bauer, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of Medgenics, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 3, 2012 at 10:00 a.m. local time at the offices of Duane Morris LLP, 1540 Broadway, New York, New York 10036, and at any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold		For	Withhold
01-Eugene A. Bauer	☐	☐	02-Andrew L. Pearlman	☐	☐
03-Joel S. Kanter	☐	☐	04-Gary A. Brukardt	☐	☐
05-Stephen D. McMurray	☐	☐	06- Alastair Clemow	☐	☐
07-Isaac Blech	☐	☐

2.	To approve the amendment and restatement of the Medgenics, Inc. Stock Incentive Plan

For☐	Against☐	Abstain☐

3.	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012

For☐	Against☐	Abstain☐

4.	In their discretion, as to such other proper business as may come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 9, 2012, and the 2011 Annual Report to Stockholders.

Dated: ________________________, 2012

Signature

Signature if held jointly

Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by more than one person, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.

If your address is incorrectly shown, please print changes.

FORM OF U.K. PROXY CARD

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

MEDGENICS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 3, 2012

The undersigned stockholder(s) of Medgenics, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 9, 2012 and the 2011 Annual Report to Stockholders, and hereby appoints Andrew L. Pearlman, our President and Chief Executive Officer, and Eugene Bauer, our Chairman of the Board, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Medgenics, Inc. to be held on April 3, 2012, at 10:00 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF ALL OF THE NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSALS 2 AND 3 AS DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)

ATTENDANCE CARD

MEDGENICS, INC. - ANNUAL MEETING OF STOCKHOLDERS

You may submit your proxy electronically using the Share Portal service at www.capitashareportal.com.

If not already registered for the Share Portal, you will need your Investor Code below.

If you wish to attend this meeting in your capacity as a holder of Common Stock, please sign this card and on arrival hand it to the Company's registrars. This will facilitate entry to the meeting.

Signature of person attending

Barcode:

Investor Code:

Notes

1. Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
2. To be valid, this form must be either posted to or delivered by hand to Capita Registrars, PXS, 34 Beckenham Road, Beckenham, Kent BR3 4TU to arrive not less than forty-eight hours before the time of the Annual Meeting of Stockholders.
3. The 'Abstain' option is provided to enable you to abstain on the resolution. However, it should be noted that an 'Abstention' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' or 'Against' the resolution.
4. Pursuant to Delaware law and the Company's Amended and Restated Bylaws, only stockholders of record as of the close of business on March 2, 2012 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof. A stockholder must have his/her name entered on the register of stockholders of the Company by 6.00 pm (UK time) on March 2, 2012 in order to be deemed a stockholder of record. Changes to entries on the register of stockholders after this time shall be disregarded in determining the rights of any person to attend or vote at the meeting.
5. Please contact Capita Registrar's helpline on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 am and 5.00 pm, London time. Calls to Capita Registrars' 0871 664 0321 number are charged at 10p per minute (including VAT) plus any of your service provider's network extras. Calls to Capita Registrars' +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes. Capita Registrars cannot provide advice on the merits of the proposed resolutions nor give any financial, legal or tax advice.

FORM OF PROXY

MEDGENICS, INC. - ANNUAL MEETING OF STOCKHOLDERS

Bar Code:

Investor Code:

Event Code:

I/We being a stockholder of Medgenics, Inc. hereby appoint Andrew L. Pearlman, our President and Chief Executive Officer, and Eugene Bauer, our Chairman of the Board, or either of them acting singly in the absence of the other as my/our proxy to vote on my/our behalf at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 3, 2012, at 10:00am, local time, and at any adjournment thereof. I have indicated with a 'X' how I/we wish my/our votes to be cast on the following proposals:

PROPOSALS — Please mark 'X' to indicate how you wish your vote to be cast	For	Withhold
PROPOSAL 1 - Election of Directors		
1.1 To re-elect Eugene Andrew Bauer as a Director of the Company.		
1.2 To re-elect Andrew Leonard Pearlman as a Director of the Company.		
1.3 To re-elect Joel Stephen Kanter as a Director of the Company.		
1.4 To re-elect Gary Allan Brukardt a Director of the Company.		
1.5 To re-elect Stephen Devon McMurray as a Director of the Company.		
1.6 To re-elect Alastair Clemow as a Director of the Company.		
1.7 To re-elect Isaac Blech as a Director of the Company.		

Signature

Date

FORM OF U.K. FORM OF DIRECTION

Medgenics, Inc.
555 California Street, Suite 365
San Francisco, California 94104
(the “Company”)

Form of Direction for completion by holders of Depository Interests representing shares of Common Stock on a 1-for-1 basis in the Company in respect of the Annual Meeting of Stockholders to be held on Tuesday, April 3, 2012, at 10:00 a.m. local time, at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York, United States, for the following purposes:

Annual Meeting of Stockholders
Form of Direction

I/We

Of

(Please insert full name(s) and address(es) in BLOCK CAPITALS)

being a holder of Depository Interests representing shares in the Company hereby instruct Capita IRG Trustees Limited, the Depository, to vote for me/us and on my/our behalf in person or by proxy at the April 3, 2012 Annual Meeting of the Company to be held on the above date (and at any adjournment thereof) as directed by an X in the spaces below.

Please indicate with an “X” in the spaces below how you wish your vote to be cast. If no indication is given, you will be deemed as instructing the Depository to abstain from voting on the specified resolution.

	For	Withhold
PROPOSAL 1 -- Election of Directors
To re-elect Eugene A. Bauer as a Director of the Company.
To re-elect Andrew L. Pearlman as a Director of the Company.
To re-elect Joel S. Kanter as a Director of the Company.
To re-elect Gary A. Brukardt a Director of the Company.
To re-elect Stephen D. McMurray as a Director of the Company.
To re-elect Alastair Clemow as a Director of the Company.
To re-elect Isaac Blech as a Director of the Company.

PROPOSAL 2 – Approval of Amendment and Restatement of Medgenics, Inc. Stock Incentive Plan	For	Against	Abstain
To approve the amendment and restatement of the Medgenics, Inc. Stock Incentive Plan.

PROPOSAL 3 – Ratification of Accounting Firm	For	Against	Abstain
To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Date __________________ 2012

Address _____________________

Signature_____________________

Notes

1.	To be effective, this Form of Direction and the power of attorney or other authority (if any) under which it is signed, or a notarially or otherwise certified copy of such power or authority, must be deposited at Capita Registrars, PXS, 34 Beckenham Road, Beckenham, Kent BR3 4TU not later than 72 hours before the time appointed for holding the meeting.
2.	Any alterations made to this Form of Direction should be initialled.
3.	In the case of a corporation this Form of Direction should be given under its Common Seal or under the hand of an officer or attorney duly authorised in writing.
4.	Please indicate how you wish your votes to be cast by placing “X” in the box provided. On receipt of this form duly signed, you will be deemed to have authorised Capita IRG Trustees Limited to vote, or to abstain from voting, as per your instructions.
5.	Depository interests held in uncertified form (i.e. in CREST), representing shares on a one for one basis in the Company, may be voted through the CREST Proxy Voting Service in accordance with the procedures set out in the CREST manual.
6.	The Depository will appoint the Chairman of the meeting as its proxy to cast your votes. The person appointed proxy may also vote or abstain from voting as he or she thinks fit on any other business (including amendments to resolutions) which may properly come before the meeting.
7.	Depository interest holders wishing to attend the meeting should contact the Depository at Capita IRG Trustees Limited, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU by no later than 6.00pm (UK time) on the 29 March 2012.